                       MMA PRAXIS INTERMEDIATE INCOME FUND
                           MMA PRAXIS CORE STOCK FUND
                          MMA PRAXIS INTERNATIONAL FUND
                           MMA PRAXIS VALUE INDEX FUND

                       EACH AN INVESTMENT PORTFOLIO OF THE
                             MMA PRAXIS MUTUAL FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2005

This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the most current prospectus for the MMA Praxis Intermediate Income Fund, the MMA Praxis Core Stock Fund, the MMA Praxis International Fund and the MMA Praxis Value Index Fund dated May 1, 2005 (the "Prospectus"). The MMA Praxis Intermediate Income Fund, the MMA Praxis Core Stock Fund, the MMA Praxis International Fund and the MMA Praxis Value Index Fund are hereinafter referred to individually as a "Fund" or the "Intermediate Income Fund," the "Core Stock Fund" the "International Fund" and the "Value Index Fund," respectively, and are hereinafter referred to collectively as the "Funds". The Funds are separate investment portfolios of MMA Praxis Mutual Funds (the "Company"), an open-end management investment company that currently consists of four separate investment portfolios. This SAI is incorporated in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing the Funds at 3435 Stelzer Road, Columbus, Ohio 43219, or by telephoning toll free (800) 9-PRAXIS.

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                                TABLE OF CONTENTS

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                                                                                PAGE
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
INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS.............................      1
   Additional Information on Portfolio Instruments...........................      1
   Investment Restrictions...................................................     12
   Portfolio Turnover........................................................     14
   Disclosure of Portfolio Holdings Policy...................................     14
NET ASSET VALUE..............................................................     14
   Valuation of the Funds....................................................     15
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...............................     15
   Matters Affecting Redemption..............................................     15
   Waiver of Contingent Deferred Sales Charge................................     16
MANAGEMENT OF THE COMPANY....................................................     16
   Trustees and Officers.....................................................     16
   Independent Trustees......................................................     16
   Interested Trustees.......................................................     17
   Officers Who Are Not Trustees.............................................     17
   Investment Adviser........................................................     19
   Portfolio Managers........................................................     22
   Portfolio Transactions....................................................     27
   Administrator.............................................................     28
   Distributor...............................................................     30
   Custodian.................................................................     32
   Transfer Agency, Shareholder Servicing and Fund Accounting Services.......     32
   Independent Registered Public Accounting Firm.............................     33
   Legal Counsel.............................................................     33
ADDITIONAL INFORMATION.......................................................     33
   Description of Shares.....................................................     33
   Vote of a Majority of the Outstanding Shares..............................     34
   Proxy Voting Policies and Procedures......................................     34
   Additional Tax Information................................................     34
   Principal Shareholders....................................................     38
   Miscellaneous.............................................................     39
FINANCIAL STATEMENTS.........................................................     39
APPENDIX A ..................................................................    A-1
APPENDIX B ..................................................................    B-1

                       STATEMENT OF ADDITIONAL INFORMATION

                             MMA PRAXIS MUTUAL FUNDS

      The MMA Praxis Mutual Funds (the "Company") is an open-end management investment company which currently offers four separate investment portfolios (the "Funds"). Each Fund is a diversified portfolio of the Company. Much of the information contained in this SAI expands upon subjects discussed in the Prospectus of the Funds. Capitalized terms not defined herein are defined in the Prospectus. No investment in Shares of a Fund should be made without first reading the Prospectus.

                INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

      The following policies supplement the investment objectives, policies and risk factors of the Funds as set forth in the Prospectus. Each of these policies will be applied subject to the social responsibility criteria set forth in the Prospectus.

      Bank Obligations. The Funds may invest in bank obligations such as bankers' acceptances, certificates of deposit and time deposits.

      Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

      Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation ("FDIC").

      Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

      The Funds may purchase commercial paper consisting of issues rated at the time of purchase "A-2" or better by S&P, "Prime-2" or better by Moody's or such issues with comparable ratings by other nationally recognized statistical rating organizations ("NRSROs"). The Funds may also invest in commercial paper that is not rated but is determined by the Adviser under guidelines established by the Company's Board of Trustees, to be of comparable quality.

      Variable Amount Master Demand Notes. Variable amount master demand notes, in which the Funds may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there may be no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. The Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

      Variable and Floating Rate Notes. The Funds may acquire variable and floating rate notes, subject to each Fund's investment objective, policies and restrictions. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Fund will be determined by the Adviser under guidelines approved by the Company's Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note were to default on its payment obligations, and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

      Government Related Securities. The Funds may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government ("Government Related Securities"). Certain Government Related Securities are backed by the full faith and credit of the U.S. Government, such as securities issued by the Government National Mortgage Association ("GNMA"). Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal Home Loan Mortgage Corporation ("FHLMC"), Tennessee Valley Authority and Student Loan Marketing Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

      Foreign Investments. Each of the Funds may, subject to its investment objectives and policies, invest in certain obligations or securities of foreign issuers. Permissible investments include, but are not limited to, Eurobonds, which are U.S. dollar denominated debt securities issued by corporations located in Europe, Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States (primarily Europe), Yankee Certificates of Deposit which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits, which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits, which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian Banks. Investments in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including sponsored and unsponsored American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"), and securities purchased on foreign securities exchanges, may subject the Funds to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include future adverse political and economic developments, possible seizure, currency blockage, nationalization or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source and the adoption of other foreign governmental restrictions. Additional risks include currency exchange risks, less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and, therefore, many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

      Forward Foreign Currency Exchange Contracts. The Funds may engage in foreign currency exchange transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("Term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

      The Funds will not enter into such forward contracts or maintain a net exposure in such contracts where the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. Each Fund's custodian bank segregates cash or liquid high grade debt securities in an amount not less than the value of the Fund's total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign security. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of the Fund's commitments with respect to such contracts.

      Foreign Currency Options. The Funds may engage in foreign currency options. A foreign currency option provides a Fund, as the option buyer, with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options any time prior to expiration.

      A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if a Fund has entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, such Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

      Options Trading. Options trading is a specialized activity that entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security or index increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities, and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a stock or bond index provides the holder with the right to make or receive a cash settlement upon the exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

      A Fund's obligation to sell a security subject to a covered call option written by it may be terminated prior to the expiration date of the option by the execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, would not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

      When a Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit is subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. Any gain on a covered call option may be offset by a decline in the market price of the underlying security during the option period. If a covered call option is exercised, the Fund may deliver the underlying security held by it or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. Premiums from expired options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

      As noted previously, there are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

      Futures Contracts. The Funds are operated pursuant to an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act, as amended (the "CEA"), and, therefore, is not subject to registration or regulation as a commodity pool or commodity pool operator under the CEA. As discussed in the Prospectus, the Funds may invest in futures contracts and options thereon (stock or bond index futures contracts or interest rate futures or options) to hedge or manage risks associated with a Fund's securities investments. Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, a Fund might be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to hedge or manage risks effectively.

      Successful use of futures by a Fund is also subject to the Adviser's ability to predict movements correctly in the direction of the market. There is an imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

      Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

      The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which, at times, could make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

      Swap Agreements. The Funds may enter into interest rate swaps, swaps on specific securities, currency swaps and other types of swap agreements such as caps, collars, floors, and credit derivatives and options thereon. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a "notional principal amount," in return for payments equal to a fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

      In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

      The Funds may enter into event linked swaps, including credit default swaps. The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on specific names or a basket of names. The transactions are documented through swap documents. A "buyer" of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The "seller" of credit protection receives a premium and agrees to assume the credit risk of an issuer upon the occurrence of certain events.

      Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange floating rate payments for fixed rate payments, the swap agreement would tend to decrease the Fund's exposure to rising interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

      The Funds usually enter into interest rate swaps on a net basis. The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be covered by an amount consisting of designated liquid assets having an aggregate net asset value at least equal to the accrued excess. If a Fund enters into a swap on other than a net basis, the Fund will designate the full amount of the Fund's obligations under each such swap. The Fund may enter into swaps, caps, collars and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange (the "NYSE") or other entities determined by the Adviser to be creditworthy. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund's rights as a creditor.

      The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become increasingly liquid. Caps, collars and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that a Fund will be able to enter into interest rate swaps or to purchase interest rate caps, collars or floors at prices or on terms the Adviser believes are advantageous to such Fund. In addition, although the terms of interest rate swaps, caps, collars and floors may provide for termination, there can be no assurance that a Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps, collars or floors that it has purchased. Interest rate swaps, caps, collars and floors are considered by the Securities and Exchange Commission (the "SEC") to be illiquid and, together with other investments in a Fund that are not readily marketable, will not exceed 15% of the Fund's total assets.

      The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of a Fund's portfolio securities and depends on the Adviser's ability to predict correctly the direction and degree of movements in interest rates. Although the Funds believe that use of the hedging and risk management techniques described above will benefit the Funds, if the Adviser's judgment about the direction or extent of the movement in interest rates is incorrect, a Fund's overall performance would be worse than if it had not entered into any such transactions. For example, if a Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, such Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparties under the swap agreement or would have paid the purchase price of the interest rate floor.

      Asset Swaps. The Funds will be permitted to purchase asset swaps where the underlying issue would otherwise be eligible for purchase by the Fund. An asset swap is a structure in which a security, for example a convertible bond, which has various components is divided into those components which are sold to different investors. With a convertible bond asset swap, the equity component of the bond is separated from the fixed income component through the use of a swap. The result of the transaction for the purchaser of the fixed income component is that it obtains exposure to the issuer which is similar to the exposure it would have received had it purchased a traditional fixed income instrument of the issuer. Counterparty risk is the primary risk of asset swaps.

      When-Issued Securities. As discussed in the Prospectus, each of the Funds may purchase securities on a when-issued basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on a when-issued basis, cash or liquid portfolio securities equal to the amount of the commitment will be segregated. Normally, portfolio securities will be set aside to satisfy the purchase commitment, and, in such a case, the Fund may be required subsequently to set aside additional assets in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, the Fund's liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets.

      When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Funds will engage in when-issued delivery transactions only for the purpose of acquiring portfolio securities consistent with the Funds' investment objectives and policies, not for investment leverage.

      Mortgage-Related Securities. The Intermediate Income Fund may, consistent with its investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Such Fund may, in addition, invest in mortgage-related securities issued by nongovernmental entities;

provided, however, that, to the extent that the Fund purchases mortgage-related securities from such issuers which may, solely for purposes of Section 12 of the Investment Company Act of 1940, as amended (the "1940 Act"), be deemed to be investment companies, the Fund's investment in such securities will be subject to the limitations on investments in investment company securities set forth below under "Investment Restrictions". Mortgage-related securities, for purposes of the Prospectus and this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the GNMA, and government-related organizations, such as the Federal National Mortgage Association and the FHLMC, as well as by nongovernmental issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

      There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"), which are guaranteed as to the timely payment of principal and interest by GNMA, and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), which are solely the obligations of the FNMA, and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of principal and interest by FNMA. Mortgage-related securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FFILMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

      The Intermediate Income Fund may invest in mortgage-related securities that are collateralized mortgage obligations ("CMOs") structured on pools of mortgage pass-through certificates or mortgage loans. The CMOs in which the Intermediate Income Fund may invest represent securities issued by a private corporation or a U.S. Government instrumentality that are backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligations to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of a CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of a CMO held by the Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.

      Zero Coupon Obligations. The Intermediate Income Fund may invest in zero coupon obligations, provided that, immediately after any purchase, not more than 5% of the value of the net assets of the Fund is invested in such obligations. Unlike securities with coupons attached, which generate periodic interest payments to the holder, zero-coupon obligations pay no cash income until the date of maturity. They are purchased at a substantial discount from their value at their maturity date. This discount is amortized over the life of the security. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Since this difference is known at the time of purchase, the return on zero-coupon obligations held to maturity is predictable. Since there are no periodic interest payments made to the holder of a zero-coupon obligation, when interest rates rise, the value of such an obligation will fall more dramatically than that of a bond paying out interest on a current basis. When interest rates fall, however, zero-coupon obligations rise more rapidly in value because the obligations have locked in a specific rate of return that becomes more attractive the further interest rates fall.

      Guaranteed Investment Contracts. The Intermediate Income Fund may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The Intermediate Income Fund will only purchase a GIC when the Adviser has determined, under guidelines established by the Company's Board of Trustees, that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by an NRSRO having the characteristics described above. Because the Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments in the Fund that are not readily marketable, will not exceed 15% of the Fund's total assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

      Income Participation Loans. The Intermediate Income Fund may acquire participation interests in privately negotiated loans to borrowers. Frequently, such loans have variable interest rates and may be backed by a bank letter of credit; in other cases they may be unsecured. Such transactions may provide an opportunity to achieve higher yields than those that may be available from other securities offered and sold to the general public.

      Privately arranged loans, however, will generally not be rated by a credit rating agency and will normally be liquid, if at all, only through a provision requiring repayment following demand by the lender. Such loans made by the Intermediate Income Fund may have a demand provision permitting the Fund to require repayment within seven days. Participation in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are not readily marketable, they will be subject to the Fund's 15% limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand will depend on the ability of the borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless the Adviser determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Board of Trustees will establish procedures to monitor the credit standing of each such borrower, including its ability to honor contractual payment obligations.

      The Intermediate Income Fund will purchase income participation loans only if such instruments are, in the opinion of the Adviser, of comparable quality to securities rated within the four highest rating groups assigned by NRSROs.

      Rights and Warrants. The Core Stock Fund, the Value Index Fund and the International Fund may participate in rights offerings and purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights' or warrants' expiration. Also, the purchase of rights or warrants involves the risk that the effective price paid for the right or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

         Medium-Grade Debt Securities. As stated in the Prospectus for the Funds, each Fund may invest in debt securities within the fourth highest rating group assigned by a NRSRO or, if unrated, securities determined by the Adviser to be of comparable quality ("Medium-Grade Securities").

      As with other fixed-income securities, Medium-Grade Securities are subject to credit risk and market risk. Market risk relates to changes in a security's value as a result of changes in interest rates. Credit risk relates to the ability of the issuer to make payments of principal and interest. Medium-Grade Securities are considered to have speculative characteristics.

      Medium-Grade Securities are generally subject to greater credit risk than comparable higher-rated securities, because issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments. In addition, the prices of Medium-Grade Securities are generally subject to greater market risk and, therefore, react more sharply to changes in interest rates. The value and liquidity of Medium-Grade Securities may be diminished by adverse publicity and investor perceptions.

      Because certain Medium-Grade Securities are traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of the Funds to sell such securities at their fair value either to meet redemption requests or to respond to changes in the financial markets may be limited.

      Particular types of Medium-Grade Securities may present special concerns. The prices of payment-in-kind or zero-coupon securities may react more strongly to changes in interest rates than the prices of other Medium-Grade Securities. Some Medium-Grade Securities in which the Funds may invest may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that the Funds may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.

      The credit ratings issued by NRSROs are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of Medium-Grade Securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer. For these reasons, the Adviser conducts its own independent credit analysis of Medium-Grade Securities.

      Lower Rated Debt Securities. The Intermediate Income Fund may invest in debt securities rated within the six highest categories assigned by a NRSRO or, if unrated, securities determined by the Adviser to be of comparable quality ("Lower Rated Securities"). Lower Rated Securities involve special risks as they may be considered to have some speculative characteristics. These securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Lower Rated Securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. lf the issuer of a Lower Rated Security defaults, the Fund may incur additional expenses to seek recovery. The secondary markets on which Lower Rated Securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price of such securities and the Fund's ability to sell securities at prices approximating the values the Fund had placed on such securities. The Fund will limit its investments in Lower Rated Securities to no more than 10% of total assets.

      Restricted Securities. Rule 144A under the Securities Act of 1933, as amended (the "1933 Act") allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A provides a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Adviser believes that the market for certain restricted securities such as institutional commercial paper may expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.

      The Adviser monitors the liquidity of restricted securities in the Funds' portfolios under the supervision of the Board of Trustees. In reaching liquidity decisions, the Adviser may consider the following factors, although such factors may not necessarily be determinative: (1) the unregistered nature of a security;
(2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (4) the trading markets for the security; (5) dealer undertakings to make a market in the security; and (6) the nature of the security and the nature of the marketplace trades (including the time needed to dispose of the security, methods of soliciting offers, and mechanics of transfer).

      Securities of Other Investment Companies. To the extent permitted by the 1940 Act and the SEC, each Fund may invest in securities issued by other funds, including those advised by the Adviser. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by either of the Funds. As a shareholder of another investment company, a Fund would generally bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose distribution or other charges in connection with the purchase or redemption of their shares and other types of charges. Such charges will be payable by the Funds and, therefore, will be borne directly by Shareholders.

      Repurchase Agreements. Securities held by each Fund may be subject to repurchase agreements. As discussed in the Prospectus, each Fund may borrow funds for temporary purposes by entering into repurchase agreements in accordance with that Fund's investment restrictions. Under the terms of a repurchase agreement, the Fund would acquire securities from member banks of the FDIC and registered broker-dealers that the Adviser deems creditworthy under guidelines approved by the Company's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement would be required to maintain continually the value of collateral held pursuant to the agreement at an amount equal to 102% of the repurchase price (including accrued interest). The securities held subject to repurchase agreements may bear maturities exceeding the maximum maturity specified for a Fund, provided each repurchase agreement matures in one year or less. If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending legal action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Trustees of the Company believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Company if presented with the question. Securities subject to repurchase agreements will be held by the Custodian or another qualified custodian. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

      Reverse Repurchase Agreements. As discussed in the Prospectus, each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with that Fund's investment restrictions. Pursuant to a reverse repurchase agreement, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. Each Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as Government Related Securities or other liquid, high grade debt securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

      Securities Lending. In order to generate additional income, each Fund may, from time to time, subject to its investment objective and policies, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities pursuant to agreements requiring that the loans be secured by collateral equal in value to 102% of the value of the securities loaned. Collateral for loans of portfolio securities must consist of: (1) cash in U.S. dollars, (2) obligations issued or guaranteed by the U.S. Treasury or by any agency or instrumentality of the U.S. Government, or (3) irrevocable, non-transferable, stand-by letters of credit issued by banks domiciled or doing business within the U.S. and meeting certain credit requirements at the time of issuance. This collateral will be valued daily by the Adviser. Should the market value of the loaned securities increase, the borrower is required to furnish additional collateral to that Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default or enter into bankruptcy, each Fund will have the contract right to retain the collateral described above. A Fund will enter into loan agreements only with broker-dealers, banks, or other institutions that the Adviser has determined are creditworthy under guidelines established by the Company's Board of Trustees.

      Community Development Investing. As set forth in the Prospectus, the Board of Trustees of the Funds has approved the investment of up to 3% of each Fund's assets in community development investments, and, in connection with this, the Funds have received exemptive relief from the SEC that permits certain of these investments to be made through the purchase of securities issued by an affiliate of the Adviser, MMA Community Development Investments, Inc. ("MMA-CDI"). MMA-CDI is a not-for-profit corporation that was organized specifically to promote community development investing, and it seeks to fund its efforts in this area primarily through the sale to investors of interests in certain investment pools that it has established (the "CDI-Notes").

      The MMA-CDI program is operated in accordance with a statement of policy (the "CDI Statement of Policy") adopted by the MMA Board of Trustees. A summary of the investment guidelines established by the CDI Statement of Policy appears below. While these guidelines are designed to assure that each community development investment will be evaluated against a consistent set of financial criteria, CDI-Notes would likely be rated at all times at less than investment grade if they were rated by independent rating organizations and will be treated by the Funds as illiquid because there is not expected to be any active secondary market for their purchase.

      Objectives -- Through MMA-CDI and other aspects of its community development investment program, MMA is committed to the creative use of market tools as a means to make a direct financial impact on disadvantaged individuals and their communities and, specifically, to assist them in utilizing existing resources of ability and human potential to create long-term sustainability and self-sufficiency. While MMA recognizes that community development investing will afford CDI Noteholders a lower financial rate of return than otherwise available, it is a principle of the CDI Statement of Policy that each community development investment will be made in a manner that is consistent with providing the highest possible degree of security within the asset class. In the context of community development investing, this means that MMA-CDI will evaluate the financial position and the managerial capability of those community development organizations to whom loans are made to assure that each will be capable of meeting the agreed upon repayment schedules.

      Types of Investments -- Under the CDI Statement of Policy, community development investments may be made in a variety of ways, including through the making of loans, the purchase of debt securities and provision of collateral support and credit enhancements. Certain general criteria that will also be taken into consideration in the selecting of community development investments include: (i) the borrowing organization's nonprofit status and focus on community development projects; (ii) the organization's history of conducting itself and its programs in a manner consistent with MMA and the understandings of the Mennonite faith tradition; and (iii) a preference for investment opportunities that benefit Mennonite communities or support efforts of significant concern and interest to the organization's primary

Mennonite constituency. All investments made by MMA-CDI must be denominated in U.S.dollars and are expected to be made for terms of between one and five years.

      Factors Relevant to the Analysis of Community Development Investments - The CDI Statement of Policy provides that analysis of prospective community development investments will be focused on both financial and social objectives. From a financial perspective, community development investment opportunities are carefully evaluated in accordance with more traditional investment criteria. For example, prospective investments are analyzed in an effort to ascertain (i) the risk potential and financial stability of the borrowing organization; (ii) the expertise, experience and stability of management; (iii) the existence and viability of market or business plans; (iv) cash flow, debt-equity ratios, existing collateral (or equity) stakes and other financial indicators; and (v) depth of financial reporting and responsiveness to reporting requests. Also potentially relevant in the analysis is the extent to which the borrowing organization's sources of support may be diversified (or concentrated) as a result of the investment under consideration. Subject to the criteria above, the rate of return available in connection with a community development investment that may be under consideration by MMA-CDI will also be a factor in the selection process. In addition to comparing the rate of return with prevailing interest rates in the marketplace as a whole and anticipated interest rate trends, other factors will be relevant in evaluating the rate of return available in connection with a community development investment. These factors include (i) the social impact of the specified program and the relevance of the program to the social and financial objectives set forth in the CDI Statement of Policy; (ii) the type of investment involved (e.g. direct loan or credit enhancement); (iii) the amount of the investment to be made; (iv) the rate of interest at which the prospective borrowing organization seeks to repay the lending organization; (v) prevailing interest rates in the marketplace as a whole and anticipated interest rate trends; and (vi) any financial limitations or concerns that may be applicable to MMA's overall commitment to community development investment, such as type of investments (e.g. direct loan or credit enhancement), geographic distribution and types of community development activities supported as a result of the investment.

      Temporary Defensive Positions. In the event that the Adviser determines that current market conditions are not suitable for the typical investments of the Intermediate Income Fund, the Core Stock Fund or the Value Index Fund, the Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund's assets in money market instruments and repurchase agreements. In the event that the Sub-Adviser determines that the current market conditions are not suitable for the International Fund's typical investments, the Sub-Adviser may instead, for temporary defensive purposes, invest all or any portion of the Fund's assets in U.S. equity securities, money market instruments, U.S. Government-related securities and repurchase agreements.

INVESTMENT RESTRICTIONS

      The following are fundamental investment restrictions that may be changed only by the affirmative vote of a majority of the outstanding Shares of a Fund (as defined below). Under these restrictions, each Fund may not:

      1. Purchase securities of any one issuer, other than obligations issued or guaranteed by U.S. Government agencies or instrumentalities, if, immediately after such purchase, with respect to 75% of its portfolio, more than 5% of the value of the total assets of the Fund would be invested in such issuer, or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issue;

      2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by U.S. Government agencies or instrumentalities and repurchase agreements secured by obligations of U.S. Government agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas transmission, electric and gas, electric and telephone will each be considered a separate industry;

      3. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of its borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding;

      4. Make loans, except that the Fund may purchase or hold debt securities and lend portfolio securities in accordance with its investment objective and policies, and may enter into repurchase agreements;

      5. Underwrite the securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of restricted securities;

      6. Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Funds; or

      7. Purchase or sell real estate (although investments by the Funds in marketable securities of companies engaged in such activities are not prohibited by this restriction).

      The following additional investment restrictions are not fundamental and may be changed with respect to a particular Fund without the vote of a majority of the outstanding Shares of that Fund. Each Fund may not:

      1. Enter into repurchase agreements with maturities in excess of seven days if such investments, together with other instruments in that Fund that are not readily marketable or are otherwise illiquid, exceed 15% of that Fund's total assets;

      2. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures;

      3. Engage in short sales, provided, however, that the Core Stock Fund and the International Fund may engage in short sales "against the box";

      4. Purchase participation or direct interests in oil, gas or other mineral exploration or development programs including oil, gas or mineral leases (although investments by the Funds in marketable securities of companies engaged in such activities are not prohibited in this restriction);

      5. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, reorganization or to the extent permitted by the 1940 Act and the SEC;

      6. Invest more than 5% of total assets in puts, calls, straddles, spreads or any combination thereof;

      7. Invest more than 5% of total assets in securities of issuers which, together with any predecessors, have a record of less than three years of continuous operation; or

      8. Purchase or retain the securities of any issuer if the officers or Trustees of the Company or the officers or Directors of the Advisers who individually own beneficially more than 1/2 of 1% of the securities of the issuer, together own beneficially more than 5% of the securities of that issuer.

      If any percentage restriction described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction.

PORTFOLIO TURNOVER

      The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less.

      For the fiscal year ended December 31, 2004, the annual portfolio turnover rate for the Intermediate Income Fund, the Core Stock Fund, the International Fund and the Value Index Fund were 30.29%, 9.99%, 81.85% and 24.76%, respectively. For the fiscal year ended December 31, 2003, the annual portfolio turnover rate for the Intermediate Income Fund, the Core Stock Fund, the International Fund and the Value Index Fund were 47.58%, 7.68%, 145.51% and 35.21%, respectively. Portfolio turnover for the Funds may vary greatly from year to year as well as within a particular year. High turnover rates will generally result in higher transaction costs to a Fund. Portfolio turnover will not be a limiting factor in making investment decisions.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICY

      The Board of Trustees has approved a Disclosure of Portfolio Holdings Policy for the Company (the "Policy"). The Funds may provide information regarding their portfolio holdings to their service providers where relevant to duties to be performed for the Funds. Recipients are obligated to maintain the confidentiality of that information and cannot trade based on that non-public information. Such service providers include fund accountants, administrators, investment advisers, custodians, independent public accountants, and attorneys. Neither the Funds nor any service provider to the Funds may disclose material information about the Funds' holdings, trading strategies implemented or to be implemented in the Funds or about pending transactions in the Funds to other third parties except in certain limited circumstances:

  - through disclosure in a copy of a Fund's latest annual or semi-annual report or a Fund's latest Form N-Q;

  - in marketing materials, provided the portfolio holdings disclosed in the materials are at least 15 days old; or

  - when a Fund has a legitimate business purpose for doing so and the recipients are subject to a confidentiality agreement or the Board has determined that the policies of the recipient are adequate to protect the information that is disclosed. Such disclosures must be authorized by the Funds' Chief Executive Officer or Chief Financial Officer and shall be periodically reported to the Board.

      Neither the Funds nor any service provider, including any investment adviser, may enter into any arrangement to receive any compensation or consideration, directly or indirectly, in return for the disclosure of non-public information about the Funds' portfolio holdings.

      The Chief Compliance Officer ("CCO") is responsible for overseeing compliance with all Fund policies and procedures, including the Policy. The Policy may not be waived or exceptions made, without the consent of the Board. The Board has approved this Policy and will review any material changes to this Policy, and will periodically review persons or entities receiving non-standard disclosure. The Board may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Policy.


                                 NET ASSET VALUE

      As indicated in the Prospectus, the net asset value of each Fund is determined and the Shares of each Fund are priced as of the Valuation Times applicable to such Fund on each Business Day of the Company. A "Business Day", which is defined in the Prospectus, is generally a day on which the NYSE is open for business (other than a day on which no Shares of a Fund are tendered for redemption and no order to purchase any Shares is received). The NYSE will not open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

VALUATION OF THE FUNDS

      Among the factors that will be considered, if they apply, in valuing portfolio securities held by the Funds are the existence of restrictions upon the sale of the security by the Fund, the absence of a market for the security, the extent of any discount in acquiring the security, the estimated time during which the security will not be freely marketable, the expenses of registering or otherwise qualifying the security for public sale, underwriting commissions if underwriting would be required to effect a sale, the current yields on comparable securities for debt obligations traded independently of any equity equivalent, changes in the financial condition and prospects of the issuer and any other factors affecting fair value. In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

      The Adviser may use a pricing service to value certain portfolio securities when the prices provided are believed to reflect the fair market value of such securities. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices. When fair valuing foreign securities held by the International Fund, certain pricing services may use computerized pricing models to systematically calculate adjustments to foreign security close prices based on the latest market movements. Such pricing models utilize market data that has been obtained between the local market close and the NYSE close to compute adjustments to foreign security close prices. The methods used by the pricing service and the valuations so established will be reviewed by the Adviser under the general supervision of the Company's Board of Trustees. Several pricing services are available, one or more of which may be used by the Adviser from time to time.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

MATTERS AFFECTING REDEMPTION

      Shares in each of the Company's Funds are sold on a continuous basis by BISYS Fund Services Limited Partnership ("BISYS Fund Services" or the "Distributor"), and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. In addition to purchasing Shares directly from the Distributor, Shares may be purchased through procedures established by the Distributor in connection with the requirements of accounts at the Adviser or the Adviser's affiliated entities (collectively, "Entities"). Customers purchasing Shares of the Funds may include officers, directors or employees of the Adviser or the Entities.

      Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of the transfer of its Shares upon the occurrence of any of the foregoing conditions.) Each Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of such Fund's net asset value, whichever is less, for any one Shareholder within a 90-day period. Any redemption beyond this amount will also be in cash unless the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable. In such a case, a Fund may make payment wholly or partly in securities or other property, valued in the same way as that Fund determines net asset value. Redemption in kind is not as liquid as a cash redemption. Shareholders who receive a redemption in kind may incur transaction costs, if they sell such securities or property, and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity.

      The 2% redemption fee referred to in the Prospectus and this SAI directly affects the amount a shareholder who is subject to the fee receives upon exchange or redemption. It is intended to encourage long-term investment in the Funds, to avoid transaction and other expenses caused by early redemptions and to facilitate portfolio management. The fee is not a deferred sales charge, is not a commission paid to the Adviser or its affiliates and does not benefit the Adviser in any way. The otherwise applicable redemption fee will be waived for redemptions in connection with the disability of a shareholder. A shareholder will be treated as disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or to be of long-continued and indefinite duration. The shareholder must furnish proof of disability to the Distributor. The Funds reserve the right to modify the terms of or terminate this fee at any time.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE

      The otherwise applicable contingent deferred sales charge will be waived for redemptions in connection with the disability of a shareholder. A shareholder will be treated as disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or to be of long-continued and indefinite duration. The shareholder must furnish proof of disability to the Distributor.

                            MANAGEMENT OF THE COMPANY

TRUSTEES AND OFFICERS

      Overall responsibility for management of the Company rests with its Board of Trustees, which is elected by the Shareholders of the Company's Funds. The Trustees elect the officers of the Company to supervise actively its day-to-day operations. As of April 2, 2005, the Company's officers and Trustees, as a group, owned less than 1% of the Shares of each Fund.

      The names of the Trustees and officers of the Company, their mailing addresses, ages and their principal occupations during the past five years are as follows:

INDEPENDENT TRUSTEES

                                                                                                   NUMBER OF
                                 POSITION WITH THE                                               PORTFOLIOS IN        OTHER
                                 COMPANY, TERM OF                                                 FUND COMPLEX    TRUSTEESHIPS
                               OFFICE AND LENGTH OF          PRINCIPAL OCCUPATION DURING          OVERSEEN BY        HELD BY
NAME, AGE AND ADDRESS               TIME SERVED                  THE PAST FIVE YEARS                TRUSTEE          TRUSTEE
---------------------------   ---------------------    --------------------------------------   --------------   --------------
Karen Klassen Harder, Ph.D.   Trustee since 12/2/93    Professor, Bluffton University                  4               N/A
  Age: 49                                              (September 2001 -present); Professor,
  Bluffton University                                  Bethel College  (January 1990 - 2001)
  Bluffton, OH 45817

Richard Reimer, Ph.D.         Trustee since 12/2/93    Retired; Professor of Economics -               4               N/A
  Age: 73                                              Emeritus since 1996, The College of
  5760 Fox Lake Road                                   Wooster (1962 - 1996); formerly Board
  Smithville, OH 44677                                 member, Mennonite Mutual Aid, Goshen,
                                                       Indiana (through December 2001)

R. Clair Sauder               Trustee since 6/30/02    Partner, Encore Enterprises, LLC,               4               N/A
  Age: 62                                              retail home furnishings (May 2001 -
  630 Millcross Road                                   present); Partner, C&D Enterprises
  Lancaster, PA 17601                                  Unlimited, commercial real estate
                                                       (1982 - present)

Donald E. Showalter, Esq.     Trustee since 12/2/93    Senior Partner, the law firm of                 4               N/A
  Age: 64                                              Wharton, Aldhizer, & Weaver (June 1965
  100 S. Mason St.                                     - present); Director, Rockingham
  Harrisonburg, VA 22801                               Heritage Bank (April 1998 - present)

Allen Yoder, Jr.              Trustee since 12/2/93    Retired; President, Jayco, Inc.,                4               N/A
  Age: 77                                             manufacturer of recreational vehicles
  PO Box 460                                           (September 1993 - 1994); President,
  Middlebury, IN 46540                                 Deutsch Kase Haus, cheese manufacturer
                                                       (1985 - 2002)

INTERESTED TRUSTEES*

                                                                                                  NUMBER OF
                                POSITION WITH THE                                               PORTFOLIOS IN        OTHER
                                COMPANY, TERM OF                                                 FUND COMPLEX    DIRECTORSHIPS
                              OFFICE AND LENGTH OF          PRINCIPAL OCCUPATION DURING          OVERSEEN BY        HELD BY
NAME, AGE AND ADDRESS              TIME SERVED                  THE PAST FIVE YEARS                DIRECTOR         DIRECTOR
---------------------------   ---------------------    --------------------------------------   --------------   --------------
Howard L. Brenneman           Chairman and Trustee     President and CEO, Mennonite Mutual             4               N/A
  Age: 64                     ince 12/2/93             Aid (December 1991 - present);
  PO Box 494                                           Business and Financial Consultant and
  Goshen, IN 46527                                     Director of Strategic Planning and
                                                       Development, Prairie View, Inc.,
                                                       mental health facility (1986 - 1991)

Bruce Harder                  Trustee since 2/11/00    Retired; Executive Director for                 4               N/A
  Age: 64                                              Finance and Administration, Tri-Met,
  2555 N.E. 28th Ave.                                  the Tri-County Metropolitan
  Portland, OR 97212                                   Transportation District of Oregon,
                                                       public transportation system for
                                                       Portland, Oregon (1986 - 2003);
                                                       Chairman of the Board, Mennonite
                                                       Mutual Aid, Goshen Indiana (1997 -
                                                       2003)

*    Indicates an "interested person" of the Company, as that term is defined in
Section 2(a)(19) of the 1940 Act. Messrs. Brenneman and Harder are deemed to be interested persons because of their affiliation with each Fund's Adviser.

OFFICERS WHO ARE NOT TRUSTEES

                             POSITION WITH THE COMPANY,
                                 TERM OF OFFICE AND                         PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS          LENGTH OF TIME SERVED                     DURING THE PAST FIVE YEARS
-----------------------    -----------------------------        --------------------------------------------
John L. Liechty            President since 8/19/97              Executive Management, Mennonite Mutual Aid
  Age: 50                                                       (1976 - present)
  PO Box 483
  Goshen, IN 46527

Trent Statczar             Treasurer since 8/19/02              Vice President, BISYS Fund Services (2003 -
  Age: 33                                                       present); Financial Services Director, BISYS
  3435 Stelzer Rd.                                              Fund Services (2000 - 2003); Financial
  Columbus, OH 43219                                            Services Manager, BISYS Fund Services (1998
                                                                - 2000)

Marlo J. Kauffman          Vice President since 12/2/93         Financial Services Operation Manager,
  Age: 48                                                       Mennonite Mutual Aid (1981 - present);
  P.O. Box 483                                                  President, MMA Securities, Inc. (2003 -
 Goshen, IN 46527                                               present); OSJ Principal, ProEquities, Inc.,
                                                                a broker-dealer  (1994 - present)

Walter B. Grimm            Vice President since 12/2/93         Senior Vice President, BISYS Fund Services
  Age: 59                                                       (1992 - present)
  3435 Stelzer Rd.


  Columbus, OH 43219

George Stevens             Chief Compliance Officer since 8/16/04    Vice President, BISYS Fund Services
  Age: 54                                                            (1996-present)
  3435 Stelzer Rd.
  Columbus, OH 43219

Kinga Kapuscinski          Secretary since 2/28/05                   Assistant Counsel, BISYS Fund Services (2004
  Age:  32                                                           - present); Associate, Goodwin Procter LLP
  100 Summer Street                                                  (2001 - 2004); Senior Federal Law Clerk and
  Suite 1500                                                         Federal Law Clerk, U.S. District Court for
  Boston, MA 02110                                                   the District of Massachusetts (1999 - 2001)

Alaina Metz                Assistant Secretary since 11/12/96        Vice President, BISYS Fund Services (2002 -
  Age:  38                                                           present); Chief Administration Officer,
  3435 Stelzer Rd.                                                   BISYS Fund Services (1995 - 2002)
  Columbus, OH 43219

      For the fiscal year ended December 31, 2004, the dollar range of equity securities owned by each Trustee in the Funds and the Fund Complex is as follows:


                                 DOLLAR RANGE OF                                                                  AGGREGATE DOLLAR
                                EQUITY SECURITIES                         DOLLAR RANGE OF     DOLLAR RANGE OF      RANGE OF EQUITY
                                        IN           DOLLAR RANGE OF     EQUITY SECURITIES   EQUITY SECURITIES      SECURITIES IN
                                    MMA PRAXIS     EQUITY SECURITIES IN        IN                   IN            ALL FUNDS OVERSEEN
                                   INTERMEDIATE      MMA PRAXIS CORE        MMA PRAXIS        MMA PRAXIS VALUE    BY TRUSTEE IN MMA
    NAME OF TRUSTEE                INCOME FUND          STOCK FUND       INTERNATIONAL FUND      INDEX FUND      PRAXIS FUND FAMILY
----------------------------    -----------------  --------------------  -----------------   -----------------   -------------------

Independent Trustees

  Karen Klassen Harder, Ph.D           None          $10,001-50,000           None                None            $10,001-50,000

  Richard Reimer, Ph.D.                None         $50,001-100,000           None           Over $100,000         Over $100,000

  R. Clair Sauder                      None                None           $10,001-50,000           None           $10,001-50,000

  Donald E. Showalter, Esq.            None                None                $1-10,000           None                $1-10,000

  Allen Yoder, Jr.                $10,001-50,000    $50,001-100,000       $10,001-50,000      $10,001-50,000       Over $100,000

Interested Trustees

  Howard L.  Brenneman          $  10,001-50,000     $10,001-50,000       $10,001-50,000           $1-10,000       Over $100,000

  Bruce C. Harder               $  10,001-50,000     $10,001-50,000       $10,001-50,000           $1-10,000       Over $100,000


      Currently, the Board of Trustees has an audit committee, which is comprised solely of those Trustees who are not considered "interested persons" of the Company, as that term is defined in Section 2 (a)(19) of the 1940 Act (the "Independent Trustees"). The audit committee, which met twice during 2004,
(i) recommends to the Board of Trustees the selection of an independent registered public accounting firm; (ii) annually reviews the scope of the proposed audit; and (iii) reviews the annual audit with the independent registered public accounting firm and reviews the annual financial statements of the Funds.

      Until February 23, 2004, the Trustees of the Company not affiliated with the Distributor received from the Company a fee of $1,000 for each Board of Trustees meeting attended and were reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Subsequent to February 23, 2004, the Trustees of the Company not affiliated with the Distributor received from the Company a $2,000 retainer paid annually, a fee of $1,500 for each Board of Trustees meeting attended and reimbursement for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are affiliated with the Distributor do not receive compensation from the Company.

      For the fiscal year ended December 31, 2004, the Trustees received the following compensation from the Company and from certain other investment companies (if applicable) that have the same investment adviser as the Funds or an investment adviser that is an affiliated person of the Company's investment adviser:

                                                     PENSION OR                               TOTAL COMPENSATION
                                 AGGREGATE       RETIREMENT BENEFITS     ESTIMATED ANNUAL    FROM REGISTRANT AND
                             COMPENSATION FROM     ACCRUED AS PART           BENEFITS           FUND COMPLEX
NAME OF TRUSTEE                 THE COMPANY       OF FUND EXPENSES       UPON RETIREMENT      PAID TO TRUSTEES
--------------------------   -----------------   -------------------    -----------------    -------------------
Independent Trustees

Karen Klassen Harder, Ph.D       $9,000                  --                     --                   $9,000

Richard Reimer, Ph.D.            $9,000                  --                     --                   $9,000

R. Clair Sauder                  $9,000                  --                     --                   $9,000

Donald E. Showalter, Esq.        $9,000                  --                     --                   $9,000

Allen Yoder, Jr.                 $8,000                  --                     --                   $8,000

Interested Trustees

Howard L.  Brenneman             $9,000                  --                     --                   $9,000

Bruce Harder                     $9,000                  --                     --                   $9,000

      The officers of the Company receive no compensation directly from the Company for performing the duties of their offices. The Distributor receives fees from the Company for acting as Administrator. BISYS Fund Services Ohio, Inc. receives fees from the Company for acting as transfer agent and for providing fund accounting services. Messrs. Statczar and Grimm and Mms. Kapuscinski and Metz are employees of the Distributor. Messrs. Liechty and Kauffman are employees of the Adviser.

      The Company, the Adviser, the Sub-Adviser and the Distributor have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the 1940 Act, applicable to securities trading activities of their respective personnel. Each Code permits covered personnel to trade in securities in which the Funds may invest, subject to various restrictions and reporting requirements.

INVESTMENT ADVISER

      Investment advisory services are provided to the Funds by Menno Insurance Service, Inc., d\b\a MMA Capital Management (the "Adviser"), pursuant to an Investment Advisory Agreement dated as of January 3, 1994 (the "Investment Advisory Agreement"). Under the Investment Advisory Agreement, the Adviser has agreed to provide investment advisory services as described in the Prospectus of the Funds. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, each of the Funds pays the Adviser a fee computed daily and paid monthly, at an annual rate, calculated as a percentage of the average daily net assets of that Fund, of fifty one-hundredths of one percent (.50%) for the Intermediate Income Fund, of seventy-four one-hundredths of one percent (.74%) for the Core Stock Fund, of ninety one-hundredths of one percent (.90%) for the International Fund and thirty one-hundredths of one percent (.30%) for the Value Index Fund. The Adviser may periodically waive all or a portion of its advisory fee with respect to any Fund to increase the net income of the Fund available for distribution as dividends.

      The Adviser has entered into an expense limitation agreement with respect to each Fund until December 31, 2005, pursuant to which the Adviser has agreed to waive fees and/or reimburse expenses (excluding brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, legal fees, costs relating to such services and extraordinary expenses) to the extent necessary in order to limit the Total Annual Fund Operating Expenses of Class A Shares of the Intermediate Income Fund, Core Stock Fund, International Fund and Value Index Fund to 0.86%, 1.26%, 1.50% and 0.96%, respectively, of each Fund's average daily net assets, and of Class B Shares of the Intermediate Income Fund, Core Stock Fund, International Fund and Value Index Fund to 1.31% 1.91%, 2.15% and 1.51%, respectively, of each Fund's average daily net assets. Each Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to each Fund's expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses of the Class A Shares of the Intermediate Income Fund, Core Stock Fund, International Fund and Value Index Fund to exceed 0.86%, 1.26%, 1.50% and 0.96%, respectively, and of the Class B Shares of the Intermediate Income Fund, Core Stock Fund, International Fund and Value Index Fund to exceed 1.31%, 1.91%, 2.15% and 1.51%, respectively. The repayment is made within three years after the year in which the Adviser incurred the expense.

      The total investment advisory fees paid to the Adviser for the last three fiscal years is as follows:

      Intermediate Income Fund -- for the fiscal year ended December 31, 2002, the Adviser earned investment advisory fees of $339,421 and the Adviser waived or assumed investment advisory fees in the amount of $429,721; for the fiscal year ended December 31, 2003, the Adviser earned investment advisory fees of $398,349 and the Adviser waived or assumed investment advisory fees in the amount of $384,992; and for the fiscal year ended December 31, 2004, the Adviser earned investment advisory fees of $820,057 and the Adviser waived or assumed investment advisory fees in the amount of $365,525.

      Core Stock Fund -- for the fiscal year ended December 31, 2002, the Adviser earned investment advisory fees of $1,113,972 and the Adviser waived or assumed investment advisory fees in the amount of $812,123; for the fiscal year ended December 31, 2003, the Adviser earned investment advisory fees of $1,093,668 and the Adviser waived or assumed investment advisory fees in the amount of $549,482; and for the fiscal year ended December 31, 2004, the Adviser earned investment advisory fees of $1,721,944 and the Adviser waived or assumed investment advisory fees in the amount of $446,557.

      International Fund -- for the fiscal year ended December 31, 2002, the Adviser earned investment advisory fees of $822,131 and the Adviser waived or assumed investment advisory fees in the amount of $528,365; for the fiscal year ended December 31, 2003, the Adviser earned investment advisory fees of $870,036 and the Adviser waived or assumed investment advisory fees in the amount of $428,062; and for the fiscal year ended December 31, 2004, the Adviser earned investment advisory fees of $1,108,966 and the Adviser waived or assumed investment advisory fees in the amount of $227,962.

      Value Index Fund -- for the fiscal year ended December 31, 2002, the Adviser earned investment advisory fees of $53,899 and the Adviser waived or assumed investment advisory fees in the amount of $107,146; for the fiscal year ended December 31, 2003, the Adviser earned investment advisory fees of $71,518 and the Adviser waived or assumed investment advisory fees in the amount of $65,343; and for the fiscal year ended December 31, 2004, the Adviser earned investment advisory fees of $182,919 (includes fees repaid by the Fund to the Adviser in the amounts of $69,143 and $2,855 for fees waived for the years ended December 31, 2001 and 2002, respectively).

      Evergreen Investment Management Company, LLC, Boston, Massachusetts ("Evergreen," "EIMC" or the "Sub-Adviser"), provides sub-investment advisory services to the International Fund pursuant to a Sub-Advisory Agreement dated as of January 1, 2004 (the "Sub-Advisory Agreement"). Evergreen is a wholly-owned subsidiary of EIMCO Trust. EIMCO Trust is 99% owned by Evergreen Investment Company, Inc. Evergreen Investment Company, Inc. is a wholly-owned subsidiary of Wachovia Bank, N.A. Wachovia Bank, N.A. is a wholly owned subsidiary of Wachovia Corporation. The terms and conditions of the Sub-Advisory Agreement are substantially similar to those of the

Investment Advisory Agreement. Evergreen also provided sub-investment advisory services to the International Fund for the period December 9, 2003 to January 1, 2004 pursuant to an interim sub-advisory agreement, the terms of which were substantially similar to the current Sub-Advisory Agreement. For the services provided pursuant to the interim sub-advisory agreement and for the current Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a fee computed daily and paid monthly, at an annual rate of forty-eight hundredths of one percent (.48%) of the International Fund's average daily net assets up to and including $100 million, and forty-five hundredths of one percent (.45%) of the International Fund's average daily net assets over $100 million. For the period December 9, 2003 until December 31, 2003, the Fund paid to the Sub-Adviser $35,926; and for the fiscal year ended December 31, 2004, the Fund paid to the Sub-Adviser $584,989.

      Evergreen also serves as the investment adviser to mutual funds within the Evergreen Funds complex. The Evergreen Funds are not affiliated with the Company. The following information relates to the Sub-Adviser in its role as investment adviser to the Evergreen Funds.

      Unless sooner terminated, the Investment Advisory Agreement will continue in effect as to each Fund from year to year if such continuance is approved at least annually by the Company's Board of Trustees or by vote of a majority of the outstanding Shares of the relevant Fund (as defined under "ADDITIONAL INFORMATION - Vote of a Majority of the Outstanding Shares" in this SAI), and a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. Unless sooner terminated, the Sub-Advisory Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Company's Board of Trustees or by vote of the lesser of (a) 67% of the shares of the International Fund represented at a meeting if holders of more than 50% of the outstanding shares of the International Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the International Fund, provided that, in either event, its continuance also is approved by a majority of the Company's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement by vote cast in person at a meeting called for the purpose of voting on such approval.

      The Investment Advisory Agreement and Sub-Advisory Agreement each provide that the Adviser and Sub-Adviser, as applicable, shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement or Sub-Advisory Agreement, as applicable, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Sub-Adviser, as applicable, in the performance of its duties, or from reckless disregard by the Adviser or Sub-Adviser, as applicable, of its duties and obligations thereunder.

      In connection with its most recent renewal of the Investment Advisory Agreement, the Board of Trustees, including a majority those Trustees who are not "interested persons" of the Funds or the Adviser, requested and received from the Adviser information and data relating to the Investment Advisory Agreement and the Funds. The Board then considered a number of factors relating to the Funds and the Agreement, including: (i) fee and long- and short-term performance information relating to each of the Funds and other funds of similar sizes and with similar investment objectives; (ii) the services provided by the Adviser to the Funds and the quality of those services; (iii) the amount of the investment advisory fees paid by the Funds to the Adviser and the level of such fees on a comparative basis with other similar funds of comparable size and investment approach; (iv) information concerning the brokerage practices of the Adviser, including soft dollar practices; (v) and financial information regarding the Adviser, including profitability information. The Board also took note of the expense limitation agreements that the Adviser has entered into in order to limit the total expenses of the Funds and the Adviser's commitment to the overall success and continued growth of the Funds. Based upon its review and consideration of these factors and other matters deemed relevant, the Board concluded that the terms of the Investment Advisory Agreement were fair and reasonable, and the Board voted to renew the Agreement.

      In evaluating the Sub-Advisory Agreement, the Board considered information furnished by Evergreen and MMA and gave weight to the following factors: (i) the investment management experience of Evergreen as a firm and its experience providing international investment advice in particular; (ii) the qualifications of individual investment personnel of Evergreen; (iii) Evergreen's blend of growth and value investment style and its focus on low portfolio volatility and risk that complements the International Fund's investment objectives and strategies; (iv) Evergreen's plans with respect to the operation and management of the International Fund, including Evergreen's plans to employ a team approach to the management of the International Fund; (v) data regarding Evergreen's investment performance; (vi) information regarding the financial resources of Evergreen, including its significant assets under management and reputation throughout the industry; (vii) Evergreen's sub-advisory client service program, including its willingness to provide ongoing client servicing support; (viii) the reports and analyses of industry consultants regarding the quality of Evergreen's investment style and performance as a portfolio manager; (ix) the oversight and SRI (or socially responsible investing) monitoring services that were instituted for the Fund; and (ix) while Evergreen has never managed a socially responsible investment mutual fund before, Evergreen has experience managing funds with specified investment guidelines prohibiting investments in particular industries or companies. The Board concluded further that the terms of the Sub-Advisory Agreement, including the fees contemplated thereby, are fair and reasonable and in the best interest of the International Fund and its shareholders.

      In arriving at its decision to approve the renewal of each of the agreements, the Board did not assign relative weights to the factors discussed above or deem any one factor or group of factors to be controlling in and of themselves.

      The Adviser and/or its affiliates may pay out of their own assets and legitimate profits compensation to broker-dealers and other persons for the sale and distribution and/or for the servicing of shares of the Funds. These additional cash incentives are payments over and above the sales charges (including Rule 12b-1 fees) and service fees paid by the Funds. This additional compensation paid by the Adviser may be made to supplement commissions re-allowed to dealers, and may take the form of incentives for health benefits and deferred compensation. To earn incentives, the Adviser may combine Fund sales with sales of other products offered by the Adviser and/or its affiliates, including insurance products.

PORTFOLIO MANAGERS

      The portfolio managers of the Adviser responsible for the day-to-day management of the Core Stock and Value Index Funds' investments are Chad Horning and John Nussbaum. In addition to these Funds, Mr. Horning and Mr. Nussbaum each manages four other accounts. The table below indicates the accounts over which Messrs. Horning and Nussbaum have day-to-day investment responsibility. All information in the table is as of December 31, 2004. For purposes of the table, "Other Pooled Investment Vehicles" include other investment companies and folios (internet platform with personalized baskets of securities where the shareholders own the underlying securities).

   NAME              OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

Chad Horning         Registered Investment Companies: None.
                     Other Pooled Investment Vehicles: Four accounts with total assets of approximately $10,866,786.
                     Other Accounts: None.

John Nussbaum        Registered Investment Companies: None.
                     Other Pooled Investment Vehicles: Four accounts with total assets of approximately $10,866,786.
                     Other Accounts: None.

      The Meritas U.S. Equity Fund, which is one of the accounts managed by Mr. Horning and Mr. Nussbaum, has the same investment objective as the Core Stock Fund. In addition, Messrs. Horning and Nussbaum manage certain model portfolios for First Affirmative Financial Network with investment objectives similar to the investment objectives of the Core Stock Fund and Value Index Fund.

      When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Adviser has adopted Trading - Aggregate or "Bunched Trades" Policy and Procedures (the "Trading Policy") that prohibit unfair trading practices and seek to avoid any conflicts of interests.

  - A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Adviser may aggregate trades when it deems a particular security appropriate for multiple clients and in order to obtain best execution for its clients. Under the Trading Policy, shares are allocated on a pro rata basis in cases where the order placed with a broker is only partially filled, unless the pro-rata amount allocated to an individual account is an uneconomic lot size because it is fewer than 25 shares.

  - A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. Pursuant to the Trading Policy, all accounts that are aggregated receive the average share price of all of the transactions of that security on that business day and share transaction costs (e.g., commissions, SEC fees) pro-rata based on each client's participation in the aggregated transaction.


  - A portfolio manager may favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The Trading Policy is designed to address this conflict of interest.

  - A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Adviser's Code of Ethics imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager has a personal interest, direct or indirect, in order to confirm that such accounts are not favored over other accounts.

      Mr. Horning and Mr. Nussbaum are compensated on the basis of: (i) a salary plus performance bonus for the Core Stock Fund and (ii) salary only for the Value Index Fund. Base salaries are developed using the same criteria employed in determining salary classifications for all employees of the Adviser, as well as the Adviser's parent, MMA, Inc. The four factors that determine salary classification for the portfolio managers are: (i) KNOWLEDGE AND SKILLS (measurable amount of knowledge required to perform the duties of the job and the breadth and depth of knowledge needed), (ii) DECISIONS AND ACTIONS required (this factor measures the need for the ability to exercise judgement and to effect independent decisions and actions), (iii) RELATIONSHIPS RESPONSIBILITY (measures the requirements for the ability to meet and deal with others effectively as indicated by the nature, scope and importance of the relationships that are necessary for satisfactory performance), and (iv) SUPERVISORY RESPONSIBILITY (measures the degree to which the employee is required to plan, organize, direct or supervise the work of others in the organization). The bonus for the Core Stock Fund is structured in a manner that balances both short term (one-year) and longer term (three-year) investment performance. Mr. Horning and Mr. Nussbaum's bonus is weighted 70% for one-year performance (pre-tax) and 30% for three-year performance (pre-tax).

      The Adviser also contributes an amount equal to 8.5% of each portfolio manager's salary to his Mennonite Retirement Trust ("MRT") account, a defined contribution qualified plan. This contribution is made at the end of each month. In addition to the MRT contribution, the Adviser offers a 401(k) plan to employees. The Adviser will match 25 cents per dollar up to 6% of their personal contribution. This match is completed at the end of the year. There are no deferred compensation plans established for the portfolio managers.

      The portfolio managers do not receive any additional compensation for managing portfolios other than the Funds and there are no other bonus incentives in place that would provide a higher level of compensation for portfolios other than the Funds. There is no asset growth-based incentive offered to the portfolio managers.

      The portfolio managers of the Adviser responsible for the day-to-day management of the Intermediate Income Fund's investments are Benjamin Bailey and Delmar King. Besides the Intermediate Income Fund, Mr. Bailey manages twenty five other accounts and Mr. King manages four other accounts. The table below indicates the accounts over which Messrs. Bailey and King have day-to-day investment responsibility. All information in the table is as of December 31, 2004.

    NAME             OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

Benjamin Bailey      Registered Investment Companies: None.
                     Other Pooled Investment Vehicles: None.
                     Other Accounts: Twenty five accounts with total assets of approximately $311,492,263.

 Delmar King         Registered Investment Companies: None.
                     Other Pooled Investment Vehicles: None.
                     Other Accounts: Four accounts with total assets of approximately $270,198,253.


      Twenty two of the accounts managed by Mr. Bailey include MMA Trust Company Accounts and, sixteen out of those twenty two accounts, are managed against Lehman Brothers Aggregate Bond Index, which is also the established benchmark for the Intermediate Income Fund. In addition to the MMA Trust Company Accounts, the other accounts managed by Messrs. Bailey and King include the following: MMA Trust Corporate Account, Mennonite Insurance Company, Mennonite Mutual Aid Association, Mennonite Retirement Trust Retired Account and Mennonite Foundation Short Term Account. Mr. Bailey and Mr. King purchase some of the same securities for the Intermediate Income Fund as for sixteen of the MMA Trust Company Accounts and all of the other accounts managed by them, except for the MMA Trust Corporate Account.

      In cases where the portfolio manager is responsible for the management of more than one account, particularly when the portfolio manager has a financial incentive to favor one account over another, the potential arises for the portfolio manager to favor one account over another. The principal types of conflicts of interest are described above.

      Messrs. Bailey and King are compensated on the basis of a salary plus performance bonus for the Intermediate Income Fund. Base salaries are developed using the same criteria employed in determining salary classifications for all employees of the Adviser, as well as the Adviser's parent, MMA, Inc. The four factors that determine salary classification for the portfolio managers are: (i) KNOWLEDGE AND SKILLS (measurable amount of knowledge required to perform the duties of the job and the breadth and depth of knowledge needed), (ii) DECISIONS AND ACTIONS required (this factor measures the need for the ability to exercise judgement and to effect independent decisions and actions), (iii) RELATIONSHIPS RESPONSIBILITY (measures the requirements for the ability to meet and deal with others effectively as indicated by the nature, scope and importance of the relationships that are necessary for satisfactory performance), and (iv) SUPERVISORY RESPONSIBILITY (measures the degree to which the employee is required to plan, organize, direct or supervise the work of others in the organization). The bonus for the Intermediate Income Fund is structured in a manner that balances both short term (one-year) and longer term (three-year) investment performance. Mr. Bailey's and Mr. King's bonus is weighted 55% for one-year performance (pre-tax) and 45% for three-year performance (pre-tax).

      The Adviser also contributes an amount equal to 8.5% of each portfolio manager's salary to his Mennonite Retirement Trust ("MRT") account, a defined contribution qualified plan. This contribution is made at the end of each month. In addition to the MRT contribution, the Adviser offers a 401(k) plan to employees. The Adviser matches 25 cents per dollar up to 6% of their personal contribution. This match is completed at the end of the year. There are no deferred compensation plans established for the portfolio managers.

      The portfolio managers do not receive any additional compensation for managing portfolios other than the Intermediate Income Fund and there are no other bonus incentives in place that would provide a higher level of compensation for portfolios other than the Fund. There is no asset growth-based incentive offered to the portfolio managers.

      The portfolio managers are encouraged to invest in the Funds to align their own personal financial interests with those of shareholders. Senior management of the Adviser monitors the percent of each manager's investable, liquid net worth that is committed to the Fund they manage, as well as the percent of their liquid net worth that is invested across all of the Funds. As of September 30, 2004, the Adviser's portfolio managers had an average of 18% of their liquid net worth invested in the Fund they manage and 50% of their liquid, investable net worth is committed to all of the funds managed by the Adviser.

      The portfolio manager of the Sub-Adviser primarily responsible for the day-to-day management of the International Fund's investments is Gilman C. Gunn. In addition to this Fund, Mr. Gunn manages other accounts on behalf of the Sub-Adviser. The table below indicates the accounts over which Mr. Gunn has day-to-day investment responsibility. All information in the table is as of December 31, 2004. For purposes of the table, "Other Accounts" may include separately managed accounts for various institutional clients, including, without limitation, pension plans, charitable organizations and public authorities.

 NAME                 OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

Gilman C. Gunn, III   Registered Investment Companies: Three accounts with
                      total assets of $2,656,042,572.
                      Other Pooled Investment Vehicles: None.
                      Other Accounts: Five accounts with total assets of $205,726,455.

      Portfolio managers may experience certain conflicts of interest in managing the Fund's investments, on the one hand, and the investments of other accounts, including other Evergreen funds, on the other. EIMC has strict policies and procedures, enforced through diligent monitoring by EIMC's compliance department, to address potential conflicts of interest relating to the allocation of investment opportunities. One potential conflict arises from the weighting scheme used in determining bonuses, as described below, which may give a portfolio manager an incentive to allocate a particular investment opportunity to a product that has a greater weighting in determining his or her bonus. Another potential conflict may arise if a portfolio manager were to have a larger personal investment in one fund than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the fund in which he or she holds a larger stake. EIMC's policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager's discretion and are intended to result in fair and equitable allocations among all products managed by that portfolio manager or team that might be eligible for a particular investment. Similarly, EIMC has adopted policies and procedures in accordance with Rule 17a-7 relating to transfers effected without a broker-dealer between a registered investment company client and another advisory client, to ensure compliance with the rule and fair and equitable treatment of both clients involved in such transactions. In addition, EIMC's Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager's activities outside EIMC by prohibiting, without prior written approval from the Code of Ethics Compliance Officer, portfolio managers from participating in investment clubs and from providing investment advice to, or managing, any account or portfolio in which the portfolio manager does not have a beneficial interest and that is not a client of EIMC.

      Mr. Gunn's compensation consists primarily of a base salary and an annual bonus. Each portfolio manager's base salary is reviewed annually and adjusted based on consideration of various factors, including, among others, experience, quality of performance record and breadth of management responsibility.

      The annual bonus has an investment performance component and a subjective evaluation component. The amount of the investment performance component is based on the investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior three years compared to the performance over the same time period of an appropriate benchmark (typically a broad-based index or universe of external funds or managers with similar characteristics). See the information below relating to other funds and accounts managed by the portfolio manager for the specific benchmarks used in evaluating performance. In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%. The investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product. For example, if a portfolio manager were to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%. In determining the subjective evaluation component of the bonus, each manager is measured against predetermined objectives and evaluated in light of other discretionary considerations. Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.

      The investment performance component of Mr. Gunn's bonus is determined based on comparison to Lipper International Multi-Cap Core, Lipper Gold Oriented, Lipper Healthcare, Lipper Emerging Markets, Lipper International Small Cap Growth, and Callan International Equity composites.

      Portfolio managers may also receive equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, EIMC's publicly traded parent company, based on their performance and/or positions held with EIMC.

      In addition, portfolio managers may participate, at their election, in various benefits programs, including the following:

  -   medical, dental, vision and prescription benefits,

  -   life, disability and long-term care insurance,

  - before-tax spending accounts relating to dependent care, health care, transportation and parking, and

  - various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.

These benefits are broadly available to EIMC employees. Senior level employees in EIMC, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level. For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

      The following table sets forth the dollar range of equity securities beneficially owned by each of the Fund's portfolio managers as of December 31, 2004:


                              DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
NAME OF PORTFOLIO MANAGER            MANAGED BY THE PORTFOLIO MANAGER
-------------------------     ---------------------------------------------
Chad Horning                  Core Stock Fund: $10,001-$50,000
                              Value Index Fund: $10,001-$50,000

John Nussbaum                 Core Stock Fund: $10,001-$50,000
                              Value Index Fund: $1-$10,000

Benjamin Bailey               Intermediate Income Fund: $1-$10,000

Delmar King                   Intermediate Income Fund: $50,001-$100,000

Gilman C. Gunn, III           International Fund: None.

PORTFOLIO TRANSACTIONS

      Pursuant to the Investment Advisory Agreement, the Adviser determines, subject to the general supervision of the Board of Trustees of the Company and in accordance with each Fund's investment objectives and restrictions, which securities are to be purchased and sold by a Fund and which brokers are to be eligible to execute such Fund's portfolio transactions. Purchases and sales of portfolio securities with respect to the Funds usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Adviser, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere.

      The selection of a broker or dealer to execute portfolio transactions is made by the Adviser. In executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek best execution. The factors that may be considered in assessing the best execution available for any transaction, include the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, the reasonableness of the commission, if any, and the value of research services. Such research services may include full access to the brokerage firms' fundamental, quantitative and strategic research via their websites and frequent e-mails, as well as personal contact with the brokerage firm personnel. Such information may be useful to the Adviser in serving both the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Funds. In selecting brokers, the Adviser retains the right to impose its ethical investment guidelines.

      For fiscal year ended December 31, 2004, the Adviser directed Fund brokerage transactions to Bear, Stearns & Co., Credit Suisse First Boston, Smith Barney, Wachovia Securities and Execution Services Inc./Bank of New York with values of $4,999,000, $2,196, $9,733,000, $957,000 and $2,171,000, respectively, because of research services provided. For the last fiscal year, Bear, Sterns & Co., Credit Suisse First Boston, Smith Barney, Wachovia Securities and Execution Services Inc./Bank of New York received commissions of $11,680, $6,381, $10,930, $2,200 and $7,200, respectively.

      While the Adviser generally seeks competitive commissions, the Company may not necessarily pay the lowest commission available on each brokerage transaction, for the reasons discussed above.

      For the fiscal years ended December 31, 2002, 2003 and 2004, the Core Stock Fund paid brokerage commissions of $101,350, $102,961 and $52,693, respectively. For the fiscal years ended December 31, 2002, 2003 and 2004, the International Fund paid brokerage commissions of $90,628, $82,016 and $370,268, respectively. For the fiscal years ended December 31, 2002, 2003 and 2004, the Value Index Fund paid brokerage commissions of $19,683, $20,782 and $17,314, respectively. No commissions were paid to any affiliate of the Funds or the Adviser. For the fiscal years ended December 31, 2002, 2003 and 2004, the aggregate dollar amount of brokerage commissions paid by the Funds to Wachovia Securities, which is an affiliate of Evergreen, was $713, $1,700 and $2,200, respectively.

      Except as permitted by applicable laws, rules and regulations, the Adviser will not, on behalf of the Funds, execute portfolio transactions through, acquire portfolio securities issued by or enter into repurchase or reverse repurchase agreements with the Adviser, the Distributor, or their affiliates, and will not give preference to the Adviser's affiliates with respect to such transactions, securities, repurchase agreements and reverse repurchase agreements.

      Investment decisions for each Fund are made independently from those for the other Funds or any other investment company or account managed by the Adviser. Any such other fund, investment company or account may also invest in the same securities as either of the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and either the other Fund of the Company or another investment company or account, the transaction will be averaged as to price, and available investments will be allocated as to amount in a manner which the Adviser believes to be equitable to the Fund(s) and such other fund, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Fund or for other investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory Agreement, in making investment recommendations for the Funds, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Funds is a customer of the Adviser, its parent or its subsidiaries or affiliates, and, in dealing with its customers, the Adviser, its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds.

ADMINISTRATOR

      BISYS Fund Services serves as administrator (the "Administrator" or "BISYS") to the Funds pursuant to an Administration Agreement dated July 1, 2003 (the "Administration Agreement"). The Administrator assists in supervising all operations of each Fund (other than those performed by the Adviser under the Investment Advisory Agreement, by the Sub-Adviser under the Sub-Advisory Agreement, by the Custodian under the Custodian Agreement and by BISYS Fund Services Ohio, Inc. under the Transfer Agency Agreement and Fund Accounting Agreement). The Administrator is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc.

      Under the Administration Agreement, the Administrator has agreed to maintain office facilities; furnish statistical and research data, clerical support, certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the SEC on Form N-SAR or any replacement forms therefor; compile data for, prepare for execution by the Funds and file all of the Funds' federal and state tax returns and required tax filings other than those required to be made by the Funds' Custodian and Transfer Agent; prepare compliance filings pursuant to state securities laws with the advice of the Company's counsel; assist, to the extent requested by the Company, with the Company's preparation of its Annual and Semi-Annual Reports to Shareholders and its Registration Statement (on Form N-1A or any replacement therefor); compile data for, prepare and file timely Notices to the SEC required pursuant to Rule 24f-2 under the 1940 Act; keep and maintain the financial accounts and records of each Fund, including calculation of daily expense accruals; and generally assist in all aspects of the Funds' operations other than those performed by the Adviser under the Investment Advisory Agreement, by the Sub-Adviser under the Sub-Advisory Agreement, the Custodian under the Custodian Agreement and BISYS Fund Services Ohio, Inc. under the Transfer Agency Agreement and the Fund Accounting Agreement. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

    As of July 1, 2003, for it services under the Administration Agreement, Transfer Agency Agreement and Fund Accounting Agreement (collectively, the "Service Agreements"), and pursuant to an Omnibus Fee Agreement, BISYS receives an omnibus fee ("Omnibus Fee") for services provided under the Service Agreements. For each Fund, the Company pays to BISYS an asset-based omnibus fee at an annual rate based upon the average daily net asset value of the Fund, as set forth below:

                                UP TO $500             ABOVE $500
        FUND               MILLION IN ASSETS        MILLION IN ASSETS
-------------------        ------------------    ---------------------
     Core Stock                   0.35%                   0.20%

Intermediate Income               0.30%                   0.15%

International Equity              0.40%                   0.20%

  Value Index                     0.30%                   0.15%

                       For any month in which the combined average daily net asset value of all Funds in the aggregate, for the relevant month, is at least $500 million, each Fund's Omnibus Fee will be charged at the "Above $500 million" fee structure.

Pursuant to Second Amendment to Omnibus Fee Agreement, dated July 1, 2004, BISYS also receives $5,000 per year for providing additional services in connection with the valuation of securities held in the International Fund and $10,000 per year for out-of-pocket expenses that are payable to fair value information vendors for the provision of fair value pricing information to BISYS.

      Prior to July 1, 2003, the Administrator received a fee for its services as Administrator and expenses assumed pursuant to the Administration Agreement calculated daily and paid periodically, at an annual rate equal to fifteen one-hundredths of one percent (.15%) of a Fund's average daily net assets. The Administrator may have periodically waived a portion of its fee with respect to a Fund in order to increase the net income of a Fund available for distribution as dividends.

      The total administration fees paid to the Administrator for the last three fiscal years is as follows (fees for the period ended December 31, 2004 include fees paid under the Omnibus Fee Agreement for the period July 1, 2003 to December 31, 2004 and fees paid under the Second Amendment to Omnibus Fee Agreement for the International Fund):

      Intermediate Income Fund -- for the fiscal year ended December 31, 2002, the Administrator earned administration fees of $101,827; for the fiscal year ended December 31, 2003, the Administrator earned administration fees of $181,798; and for the fiscal year ended December 31, 2004, the Administrator earned administration fees of $321,909.

      Core Stock Fund -- for the fiscal year ended December 31, 2002, the Administrator earned administration fees of $225,805; for the fiscal year ended December 31, 2003, the Administrator earned administration fees of $380,682; and for the fiscal year ended December 31, 2004, the Administrator earned administration fees of $617,583.

      International Fund -- for the fiscal year ended December 31, 2002, the Administrator earned administration fees of $137,022; for the fiscal year ended December 31, 2003, the Administrator earned administration fees of $279,897; and for the fiscal year ended December 31, 2004, the Administrator earned administration fees of $387,428.

      Value Index Fund -- for the fiscal year ended December 31, 2002, the Administrator earned administration fees of $50,001; for the fiscal year ended December 31, 2003, the Administrator earned administration fees of $66,577; and for the fiscal year ended December 31, 2004, the Administrator earned administration fees of $85,999.

      Unless sooner terminated as provided therein, the Administration Agreement will continue in effect until June 30, 2005. During the term, the Administration Agreement may be terminated without penalty (i) by mutual agreement of the parties or (ii) for cause, as defined in the Administration Agreement, upon the provision of 60 days' advance written notice by the party alleging cause.

      The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by either of the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

DISTRIBUTOR

      BISYS Fund Services serves as Distributor for the Funds pursuant to the Distribution Agreement dated January 3, 1994, with respect to the Funds (the "Distribution Agreement"). Unless otherwise terminated, the Distribution Agreement will continue in effect as to each Fund for successive one-year periods if approved at least annually (i) by the Company's Board of Trustees or by the vote of a majority of the outstanding Shares of the Company, and (ii) by the vote of a majority of the Trustees of the Company who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement terminates automatically in the event of any assignment pursuant to the 1940 Act.

      The total front-end sales charges and contingent deferred sales charges received by BISYS Fund Services as the distributor for the last three fiscal years is as follows:

      Intermediate Income Fund -- for the fiscal year ended December 31, 2002, BISYS Fund Services received $111,082 in deferred sales charges in connection with sales of Class B Shares of the Fund, of which it retained $0, and BISYS Fund Services received $58,766 in front-end sales charges in connection with sales of Class A Shares of the Fund, of which it retained $4,270 and it reallowed $59,496 to other dealers; for the fiscal year ended December 31, 2003, BISYS Fund Services received $100,217 in deferred sales charges in connection with sales of Class B Shares of the Fund, of which it retained $0, and BISYS Fund Services received $97,372 in front-end sales charges in connection with sales of Class A Shares of the Fund, of which it retained $7,377 and it reallowed $89,995 to other dealers; and for the fiscal year ended December 31, 2004, BISYS Fund Services received $15,877 in deferred sales charges in connection with sales of Class B Shares of the Fund, of which it retained $0, and BISYS Fund Services received $91,866 in front-end sales charges in connection with sales of Class A Shares of the Fund, of which it retained $7,041 and it reallowed $84,825 to other dealers.

      Core Stock Fund -- for the fiscal year ended December 31, 2002, BISYS Fund Services received $227,398 in deferred sales charges in connection with sales of Class B Shares of the Fund, of which it retained $0, and BISYS Fund Services received $146,087 in front-end sales charges in connection with sales of Class A Shares of the Fund, of which it retained $15,463 and it reallowed $130,624 to other dealers; for the fiscal year ended December 31, 2003, BISYS Fund Services received $209,944 in deferred sales charges in connection with sales of Class B Shares of the Fund, of which it retained $0, and BISYS Fund Services received $173,800 in front-end sales charges in connection with sales of Class A Shares of the Fund, of which it retained $18,541 and it reallowed $155,259 to other dealers; and for the fiscal year ended December 31, 2004, BISYS Fund Services received $41,942 in deferred sales charges in connection with sales of Class B Shares of the Fund, of which it retained $0, and BISYS Fund Services received $208,332 in front-end sales charges in connection with sales of Class A Shares of the Fund, of which it retained $23,636 and it reallowed $184,696 to other dealers.

      International Fund -- for the fiscal year ended December 31, 2002, BISYS Fund Services received $49,142 in deferred sales charges in connection with sales of Class B Shares of the Fund, of which it retained $0, and BISYS Fund Services received $55,345 in front-end sales charges in connection with sales of Class A Shares of the Fund, of which it retained $6,710 and it reallowed $48,635 to other dealers; for the fiscal year ended December 31, 2003, BISYS Fund Services received $39,387 in deferred sales charges in connection with sales of Class B Shares of the Fund, of which it retained $0, and BISYS Fund Services received $51,405 in front-end sales charges in connection with sales of Class A Shares of the Fund, of which it retained $5,628 and it reallowed $45,776 to other dealers; and for the fiscal year ended December 31, 2004, BISYS Fund Services received $7,707 in deferred sales charges in connection with sales of Class B Shares of the Fund, of which it retained $0, and BISYS Fund Services received $73,023 in front-end sales charges in connection with sales of Class A Shares of the Fund, of which it retained $8,154 and it reallowed $64,869 to other dealers.

      Value Index Fund -- for the fiscal year ended December 31, 2002, BISYS Fund Services received $38,983 in deferred sales charges in connection with sales of Class B Shares of the Fund, of which it retained $0, and BISYS Fund Services received $46,984 in front-end sales charges in connection with sales of Class A Shares of the Fund, of which it retained $4,997 and it reallowed $41,987 to other dealers; for the fiscal year ended December 31, 2003, BISYS Fund Services received $27,351 in deferred sales charges in connection with sales of Class B Shares of the Fund, of which it retained $0, and BISYS Fund Services received $61,501 in front-end sales charges in connection with sales of Class A Shares of the Fund, of which it retained $6,723 and it reallowed $54,777 to other dealers; and for the fiscal year ended December 31, 2004, BISYS Fund Services received $2,104 in deferred sales charges in connection with sales of Class B Shares of the Fund, of which it retained $0, and BISYS Fund Services received $98,227 in front-end sales charges in connection with sales of Class A Shares of the Fund, of which it retained $11,107 and it reallowed $87,120 to other dealers.

      As described in the Prospectus, the Company has adopted Distribution Services Plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act with respect to each class of shares offered by the Funds in order to pay for activities primarily intended to result in the sale of a Fund's shares. Pursuant to the Plan for Class A Shares, the Class A Shares pay a 12b-1 fee of up to 0.50% of the average daily net assets of the applicable Fund's assets attributable to Class A Shares, and up to 0.25% of these fees may be used for distribution purposes and up to 0.25% may be used for activities or expenses related to account maintenance or personal service to existing shareholders. Pursuant to the Plan for Class B Shares, the Class B Shares pay a 12b-1 fee of up to 1.00% of the average daily net assets of the applicable Fund's assets attributable to Class B Shares, and up to 0.75% of these fees may be used for distribution purposes and up to 0.25% may be used for activities or expenses related to account maintenance or personal service to existing shareholders.

      For the fiscal year ended December 31, 2004, each Fund paid or reimbursed the Distributor pursuant to the Plans with respect to each class of shares in the following amounts and for the following purposes:

      Intermediate lncome Fund -- pursuant to the Plan for Class A Shares, $61,667 was paid to sales personnel in connection with shareholder services and $308,338 was paid to brokers in connection with distribution activities; and pursuant to the Plan for Class B Shares, $20,338 was paid to sales personnel in connection with shareholder services and $284,730 was paid to brokers in connection with distribution activities.

      Core Stock Fund -- pursuant to the Plan for Class A Shares, $108,553 was paid to sales personnel in connection with shareholder services and $271,386 was paid to brokers in connection with distribution activities; and pursuant to the Plan for Class B Shares, $310,351 was paid to sales personnel in connection with shareholder services and $931,051 was paid to brokers in connection with distribution activities.

      International Fund -- pursuant to the Plan for Class A Shares, $101,380 was paid to sales personnel in connection with shareholder services and $253,451 was paid to brokers in connection with distribution activities; and pursuant to the Plan for Class B Shares, $54,593 was paid to sales personnel in connection with shareholder services and $163,779 was paid to brokers in connection with distribution activities.

      Value Index Fund -- pursuant to the Plan for Class A Shares, $5,927 was paid to sales personnel in connection with shareholder services and $14,819 was paid to brokers in connection with distribution activities; and pursuant to the Plan for Class B Shares, $1,467 was paid to sales personnel in connection with shareholder services and $44,008 was paid to brokers in connection with distribution activities.

CUSTODIAN

      The Northern Trust Company, located at 50 South LaSalle Street, Chicago, Illinois, serves as custodian (the "Custodian") to the Company pursuant to the Custodian Agreement dated as of December 8, 2003 between the Company and the Custodian (the "Custodian Agreement"). The Custodian's responsibilities include safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities and collecting income on each Fund's investments. In consideration of such services, each of the Funds pays the Custodian an annual fee plus fixed fees charged for certain portfolio transactions and out-of-pocket expenses. Rules adopted under the 1940 Act permit the Company to maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Pursuant to those rules, the Custodian may enter into subcustodial agreements for the holding of each Fund's foreign securities.

      Unless sooner terminated, the Custodian Agreement will continue in effect until terminated by the Company upon 60-days' advance written notice to the Custodian and by the Custodian upon 90-days' written notice to the Company.

TRANSFER AGENCY, SHAREHOLDER SERVICING AND FUND ACCOUNTING SERVICES

      BISYS (or the "Transfer Agent") serves as transfer agent and dividend disbursing agent for the Funds pursuant to the Transfer Agency Agreement dated July 1, 2003. Pursuant to such Agreement, the Transfer Agent, among other things, performs the following services in connection with each Fund's Shareholders of record: maintenance of shareholder records; processing Shareholder purchase, exchange and redemption orders; processing transfers and exchanges of Shares of the Company on the shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of shareholder reports and proxy solicitation materials. For such services, the Transfer Agent receives a fee as described above under "Administrator".

      In addition, BISYS provides certain fund accounting services to the Funds pursuant to a Fund Accounting Agreement dated July 1, 2003 and Fair Value Amendment to Fund Accounting Agreement dated July 1, 2004. BISYS receives a fee from each Fund for such services based upon the total assets in that Fund pursuant to an Omnibus Fee Agreement (see "Administrator" above) and an additional fee pursuant to the Second Amendment the Omnibus Fee Agreement described above. Under such the Fund Accounting Agreement, BISYS maintains the accounting books and records for each Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with the Custodian, affirmation to the Custodian of all portfolio trades and cash settlements and verification and reconciliation with the Custodian of all daily trade activity; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense and statement of changes in net assets for each Fund. Pursuant to the Fair Value Amendment to Fund Accounting Agreement, BISYS also provides support services with respect to fair value pricing of securities held in the portfolio of the International Fund.

      Pursuant to a Shareholder Servicing Agreement, BISYS provides administrative services to shareholders. Such services include changing dividend options, account designations, and addresses; administering shareholder records; transmitting and receiving funds in connection with shareholder orders; and providing other account administration services. The maximum aggregate fee for such services shall not exceed on an annual basis 0.25% of a Fund's average daily net assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      Ernst & Young LLP, with principal offices at 1100 Huntington Center, 41 South High Street, Columbus, Ohio 43215, serves as the independent registered public accounting firm for the Funds.

LEGAL COUNSEL

      Dechert LLP, 200 Clarendon Street, 27th Floor, Boston, Massachusetts 02116, serves as counsel to the Company.

                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

      The Company was organized on September 30, 1993 as a Delaware business trust. The Company's Agreement and Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Shares, which are shares of beneficial interest, with a par value of $.01 per share. The Company presently has four separate investment portfolios (or series) of Shares. The Company's Agreement and Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued Shares of the Company into one or more additional investment portfolios (or series) by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.

      Shares have no subscription or preemptive rights and only such conversion or exchange rights as described in the Prospectus. When issued for payment as described in the Prospectus and this SAI, the Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Company, Shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund that are available for distribution.

      Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company, such as the Company, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding Shares of such Fund. However, Rule 18f-2 also provides that the ratification of an independent registered public accounting firm, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by Shareholders of the Company voting without regard to the Fund.

VOTE OF A MAJORITY OF THE OUTSTANDING SHARES

      As used in the Prospectus and this SAI, a "vote of a majority of the outstanding Shares" of a Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of that Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of that Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of that Fund.

PROXY VOTING POLICIES AND PROCEDURES

      The Funds' proxy voting policies and procedures are included for your reference at Appendix B to this SAI. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available free of charge, upon request, by calling 1-800-9-PRAXIS or visiting the Funds' website at http://www.mmapraxis.com and on the SEC's website at http://www.sec.gov.

ADDITIONAL TAX INFORMATION

      Taxation of the Funds. Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

      To qualify as a regulated investment company, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income from interests in qualified publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or of one or more qualified publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and its net tax-exempt interest income each taxable year.

      As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to Shareholders. Each Fund intends to distribute to its Shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to Shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

      If for any taxable year a Fund fails to qualify as a regulated investment company, the Fund will be subject to U.S. federal income tax on its taxable income (with no deduction for distributions to shareholders), and Fund distributions will be taxable to shareholders as ordinary dividends to the extent of the Fund's earnings and profits.

      Distributions. Dividends paid out of a Fund's investment company taxable income generally will be taxable to a U.S. Shareholder as ordinary income. A portion of either the Core Stock Fund's, the International Fund's or the Value Index Fund's income may consist of dividends paid by U.S. corporations, and, accordingly, a portion of the dividends paid by these Funds may be eligible for the corporate dividends-received deduction. It is also possible that a portion of the income earned by the Intermediate Income Fund may be in the form of dividends from fixed income preferred stock investments. Therefore, a portion of that Fund's income may also be eligible for the corporate dividends-received deduction.

      A portion of the dividends received by individual Shareholders from certain Funds may be treated as "qualified dividend income" which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations.

      Distributions of net capital gains, if any, designated as capital gain dividends will generally be taxable to Shareholders as long-term capital gains, regardless of how long the Shareholder has held a Fund's Shares, and are not eligible for the dividends-received deduction.

      For federal tax purposes, distributions received from a Fund will be treated as described above whether received in cash or in additional shares. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and Shareholders receiving distributions in the form of additional Shares will receive a report as to the net asset value of those Shares.

      Original Issue Discount Securities. Investments by a Fund in securities that are issued at a discount will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax.

      Options and Hedging Transactions. The taxation of equity options and over-the-counter options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

      Certain options in which a Fund may invest are "section 1256 contracts". Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

      Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the Funds which is taxed as ordinary income when distributed to Shareholders.

      Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

      Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to Shareholders, and which will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

      Constructive Sales. Under certain circumstances, a Fund may recognize gain from the constructive sale of an appreciated financial position. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions before the end of the 30th day after the close of the taxable year, if certain conditions are met.

      Municipal Obligations. If a Fund invests in tax-exempt municipal obligations from which it earns tax-exempt interest income, such income will not be tax-exempt in the hands of Shareholders. In order to avoid the payment of federal income and excise tax, the Fund may be required to distribute such income to Shareholders, to whom it will be taxable.

      Other Investment Companies. It is possible that, by investing in other investment companies, the Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies.

      Foreign Currency Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities and certain other instruments denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

      Passive Foreign Investment Companies. If a Fund invests in stock of certain foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its Shareholders.

      A Fund may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the foreign investment company, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in the Fund's investment company taxable income and net capital gain, which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund. In order to make this election, the Fund would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain. A Fund may make an election with respect to those foreign investment companies which provide the Fund with the required information. Alternatively, another election would involve marking to market a Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any market-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

      Sale of Shares. Upon the sale or other disposition of Shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, a Shareholder generally will realize a capital gain or loss which will be long-term or short-term, depending upon the Shareholder's holding period for the Shares. Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced (including Shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the Shares. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a Shareholder on a disposition of Fund Shares held by the Shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the Shareholder with respect to such Shares.

      In some cases, Shareholders of a Fund will not be permitted to take all or portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their Shares. This prohibition generally applies where (1) the Shareholder incurs a sales load in acquiring the Shares of the Fund, (2) the Shares are disposed of before the 91st day after the date on which they were acquired, and (3) the Shareholder subsequently acquires Shares in the Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund Shares. The term "reinvestment right" means any right to acquire shares or one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

      Foreign Withholding Taxes. Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

      If more than 50% of the value of the International Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass-through" to the Fund's Shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to this election, a Shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by the Fund, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. Federal income taxes, subject to limitations. No deduction for foreign taxes may be claimed by a Shareholder who does not itemize deductions. Because application of the deduction or credit for foreign taxes paid is subject to numerous limitations and depends on the particular circumstances of each Shareholder, Shareholders are advised to consult their own tax advisors.

      Backup Withholding. Each Fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to Shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate Shareholders and certain other Shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the Shareholder's U.S. federal income tax liability.

      Foreign Shareholders. The tax consequences to a foreign Shareholder of an investment in a Fund may be different from those described herein. For example, dividends paid by a Fund to a foreign Shareholder generally are subject to U.S. withholding tax at a rate of 30% (unless the tax is reduced or eliminated by an applicable treaty). For Fund taxable years beginning after December 31, 2004 and before January 1, 2008, a portion of Fund distributions received by a foreign Shareholder may, however, be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and capital gains. Also, for that same three-year period, U.S. estate taxes may not apply to that portion of Shares held by a foreign Shareholder that is attributable to Fund assets consisting of certain debt obligations or other property treated as not within the United States for U.S. estate tax purposes. Fund distributions, if any, made during such three year period that are attributable to gains from the sale or exchange of "U.S. real property interests," which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations," (including certain non-domestically-controlled REITs), will be taxable to foreign Shareholders and will require such Shareholders to file U.S. income tax returns. Foreign Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

      Other Taxation. The Company is organized as a Delaware business trust and, under current law, neither the Company nor any Fund is liable for any income or franchise tax in the State of Delaware, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

      Fund Shareholders may be subject to state and local taxes on their Fund distributions. In certain states, Fund distributions that are derived from interest on obligations of that state or any municipality or political subdivision thereof may be exempt from taxation. Also, in many states, Fund distributions which are derived from interest on certain U.S. Government obligations may be exempt from taxation.

PRINCIPAL SHAREHOLDERS

      As of April 2, 2005, no persons or entities owned beneficially or of record 5% or more of any Fund's outstanding shares, except: (1) The Mennonite Foundation, P.O. Box 483, Goshen, Indiana 46527, which owned of record 53.22% of the Intermediate Income Fund's Class A shares, owned of record 41.19% of the Core Stock Fund Class A shares, owned of record 35.33% of the International Fund's Class A shares and owned of record 24.69% of the Value Index Fund's Class A shares; (2) Mennonite Retirement Trust, P.O. Box 483, Goshen, Indiana 46527, which owned of record 22.99% of the Intermediate Income Fund's Class A shares, owned or record 24.88% of the Core Stock Fund's Class A shares, 19.65% of the International Fund's Class A shares and owned of record 30.29% of the Value Index Fund's Class A shares; (3) MMATCO LLP, 1110 N. Main Street, Goshen, Indiana 46528, which owned of record 10.29% of the Intermediate Income Fund's Class A shares, owned of record 7.14% of the Core Stock Fund's Class A shares, owned of record 9.27% of the International Fund's Class A shares and owned of record 12.24% of the Value Index Fund's Class A shares; (4) Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, which owned of record 13.78% of the International Fund's Class A shares; and (5) Pershing LLC, 1 Pershing Plaza, Jersey City, New Jersey

07399, which owned of record 6.69% of the Intermediate Income Fund's Class B shares, 6.94% of the International Fund's Class B shares and owned of record 7.89% of the Value Index Fund's Class B shares.

MISCELLANEOUS

      The Funds may include information in their Annual Reports and Semi-Annual Reports to Shareholders that (1) describes general economic trends, (2) describes general trends within the financial services industry or the mutual fund industry, (3) describes past or anticipated portfolio holdings for a Fund within the Company or (4) describes investment management strategies for such Funds. Such information is provided to inform Shareholders of the activities of the Funds for the most recent fiscal year or half-year and to provide the views of the Adviser and/or Company officers regarding expected trends and strategies.

      Individual Trustees are elected by the Shareholders and, subject to removal by the vote of two-thirds of the Board of Trustees, serve for a term lasting until the next meeting of Shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals. The Trustees will call a special meeting for the purpose of considering the removal of one or more Trustees upon written request from shareholders owning not less than 10% of the outstanding votes of the Company entitled to vote. At such a meeting, a vote of two-thirds of the outstanding shares of the Company has the power to remove one or more Trustees.

      The Company is registered with the SEC as a management investment company. Such registration does not involve supervision by the SEC of the management or policies of the Company.

      The Prospectus and this SAI omit certain information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

      The Prospectus and this SAI are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this SAI .

                              FINANCIAL STATEMENTS

      Financial Statements for the Funds, including notes thereto, and the report of Ernst & Young LLP thereon, dated February 23 , 2005, are included in the Funds' Annual Report to Shareholders and incorporated by reference into this SAI. Copies of the Annual Report may be obtained upon request and without charge from the Funds at the address and telephone number provided on the cover of this SAI.

                                   APPENDIX A

COMMERCIAL PAPER RATINGS

      A Standard & Poor's Corporation ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for commercial paper.

         "A-I" -- Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-l+."

         "A-2" -- Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         "A-3" -- Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

         "B" -- Issue has only a speculative capacity for timely payment.

         "C" -- Issue has a doubtful capacity for payment.

         "D" -- Issue is in payment default.

      Moody's Investors Service, Inc. ("Moody's") commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

         "Prime-1" -- Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Principal repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" -- Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

         "Prime-3" -- Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" -- Issuer does not fall within any of the Prime rating categories.

      The three rating categories of Duff & Phelps Credit Rating Co. ("Duff & Phelps") for investment grade commercial paper are "Duff 1," "Duff 2" and "Duff 3." Duff & Phelps employs three designations, "Duff 1+," "Duff 1" and "Duff 1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper.

         "Duff 1+" -- Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         "Duff 1" -- Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         "Duff 1-" -- Debt possesses high certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         "Duff-2" -- Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         "Duff 3" -- Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         "Duff 4" -- Debt possesses speculative investment characteristics.

         "Duff 5" -- Issuer has failed to meet scheduled principal and/or interest payments.

      Fitch Investors Service, Inc. ("Fitch") short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F-l+" -- Securities possess exceptionally strong credit quality. Issuers assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         "F-1" -- Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-l+."

         "F-2" -- Securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-l+" and "F-1" categories.

         "F-3" -- Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes in financial and economic conditions.

         "D" -- Securities are in actual or imminent payment default.

      Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

      Thomson BankWatch commercial paper ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-banks; non United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

         "TBW-1" -- This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         "TBW-2" -- This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

         "TBW-3" -- This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         "TBW-4" -- This designation indicates that the debt is regarded as non-investment grade and therefore speculative.

      IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by 1BCA for short-term debt ratings:

         "A1 + " -- Obligations are supported by the highest capacity for timely repayment.

         "A2" -- Obligations are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

         "A3" -- Obligations are supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

         "B" -- Obligations capacity for timely repayment is susceptible to changes in business, economic, or financial conditions.

         "C" -- Obligations have an inadequate capacity to ensure timely repayment.

         "D" -- Obligations have a high risk of default or are currently in default.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

         The following summarizes the ratings used by S&P for corporate and municipal debt:

         "AAA" -- This designation represents the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

         "AA" -- Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

         "A" -- Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

         "BBB" -- Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

         "BB," "B," "CCC," "CC," and "C" -- Debt that possesses one of these ratings is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         "CI" -- This rating is reserved for income bonds on which no interest is being paid.

         "D" -- Debt is in default, and payment of interest and/or repayment of principal is in arrears.

         PLUS (+) OR MINUS (-) -- The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

         "Aaa" -- Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" -- Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

         "A" -- Bonds possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" -- Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing, "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

         Con. ( -- ) -- Bonds for which the security depends upon the completion of some act or the fulfillment of some conditions are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

      Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

      The following summarizes the ratings used by Duff & Phelps for corporate and municipal long-term debt:

         "AAA" -- Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

         "AA" -- Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         "A" -- Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

         "BB," "B," "CCC," "DD," and "DP" -- Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with divided arrearages.

      To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

      The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

         "AAA" -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         "AA" -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-l+."

         "A" -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         "BBB" -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         "BB," "B," "CCC," "C," "DDD," "DD," and "D" -- Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

      To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

      IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

         "AAA" -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and. interest is substantial such that adverse changes. in business, economic or financial conditions are unlikely to increase investment risk significantly.

         "AA" -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

         "A" -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

         "BBB" -- Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

         "BB," "B," "CCC," "CC," and "C" -- Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

      IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.

      Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

         "AAA" -- This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is very high.

         "AA" -- This designation indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

         "A" -- This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         "BBB" -- This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         "BB," "B," "CCC," and "CC" -- These obligations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "PB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

         "D" -- This designation indicates that the long-term debt is in default.

         PLUS (+) OR MINUS (-) -- The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

                                   APPENDIX B

                             MMA PRAXIS MUTUAL FUNDS

                       PROXY VOTING POLICY AND PROCEDURES

The Board of Trustees of the MMA Praxis Mutual Funds (the "Trust") hereby adopts the following policy and procedures with respect to voting proxies relating to portfolio securities held by certain of the Trust's investment portfolios ("Funds"):

POLICY

It is the policy of the Board of Trustees of the Trust (the "Board") to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to MMA Capital Management (the "Adviser") as a part of the Adviser's general management of the Funds, subject to the Board's continuing oversight and in accordance with the MMA Proxy Voting Guidelines approved and adopted by the Board.(1) The voting of proxies is an integral part of the investment management services that the Adviser provides pursuant to the advisory contract.(2)

The Adviser may, but is not required to, further delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to a sub-adviser (each a "Sub-Adviser") retained to provide investment advisory services to certain Funds. If such responsibility is delegated to a Sub-Adviser, then the Sub-Adviser shall assume the fiduciary duty and reporting responsibilities of the Adviser under these proxy voting policy and procedures and agrees to adhere to the MMA Proxy Voting Guidelines approved and adopted by the Board.

FIDUCIARY DUTY

The right to vote a proxy with respect to portfolio securities held by the Funds is an asset of the Trust. The Adviser or Sub-Adviser, to which authority to vote on behalf of the Funds is delegated, acts as a fiduciary of the Funds and must vote proxies in a manner consistent with the best interest of the Funds and its shareholders.

PROCEDURES

The following are the procedures adopted by the Board for the administration of this policy:

Review of Adviser Proxy Voting Procedures. The Adviser and respective Sub-Adviser(s) with authority to vote proxies on behalf of the Funds shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents.

Voting Record Reporting. No less than annually, and before August 31 of each year, the Adviser and respective Sub-Adviser(s) shall report to the Board a record of each proxy voted with respect to portfolio securities of the Funds during the year. The first such report shall be due before August 31, 2004. With respect to those proxies that the Adviser or Sub-Adviser have identified as involving a conflict of interest(3), the Adviser or Sub-Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

-------------------
(1) This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Releases No. 33-8188, 34-47304, IC-25922.

(2) As the Adviser and BISYS Fund Services Limited Partnership ("BISYS"), the Funds' principal underwriter, are not affiliates, the delegation of authority to the Adviser to vote proxies relating to portfolio securities eliminates the potential for conflicts of interest between BISYS and the Funds' shareholders from the proxy voting process.

(3) As it is used in this document, the term "conflict of interest" refers to a situation in which the Adviser or Sub-Adviser or affiliated persons of the Adviser or Sub-Adviser have a financial interest in a matter presented by a proxy other than the obligation it incurs as investment adviser to the Funds which compromises the Adviser's or Sub-Adviser's independence of judgment and action with respect to the voting of the proxy.

Record Keeping. The Adviser and respective Sub-Adviser(s) will create and maintain records of the Trust's proxy voting record for the 12-month periods ended June 30, as required by applicable law.

REVOCATION

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

ANNUAL FILING

The Trust shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year. The first such report shall be due on or before August 31, 2004.

DISCLOSURES

The Trust shall include in its registration statement:

A description of the procedures used when a vote presents a conflict of interest between shareholders and the Adviser or Sub-Adviser or affiliated persons of the Adviser or Sub-Adviser;(4)

A description of this policy and of the policies and procedures used by the Adviser or by a Sub-Adviser to determine how to vote proxies relating to portfolio securities(5); and

A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust's toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.(6)

The Trust shall include in its Annual and Semi-Annual Reports to shareholders:

A statement disclosing that a description of the policies and procedures used by or on behalf of the Trust to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Trust's toll-free telephone number; or through a specified Internet address; and on the SEC website.(7)

A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust's toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.(8)

REVIEW OF POLICY.

The Board shall review periodically this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

--------------------
(4) This disclosure shall be included in the registration statement next filed on behalf of the Funds after July 1, 2003.

(5) This disclosure shall be included in the registration statement next filed on behalf of the Funds after July 1, 2003.

(6) This disclosure shall be included in the registration statement next filed on behalf of the Funds after August 31, 2004.

(7) This disclosure shall be included in the report next filed on behalf of the Funds after July 1, 2003.

(8) This disclosure shall be included in the report next filed on behalf of the Funds after August 31, 2004.

WEB VERSION

MMA PROXY VOTING POLICY AND GUIDELINES

Executive Summary

MMA and the MMA Praxis Mutual Funds recognize that faith-based, socially responsible investors are seeking an approach to financial decision making that is motivated and informed by their most deeply held convictions. MMA's philosophy of Stewardship Investing holds in tension a responsibility for the productive use of financial resources and a deep-seated concern for the individuals, communities and environments that are impacted by our investment choices. These dual objectives carry through to our proxy voting activity, after the security selection process is completed. In voting our shares, MMA seeks to address concerns not only about economic returns to shareholders and good corporate governance, but also about the ethical behavior of corporations and the social and environmental impact of their actions.

MMA has, therefore, developed proxy voting guidelines--consistent with the core values of our Stewardship Investing Guidelines--that support with the dual objectives of faith-based, socially responsible shareholders. On matters of social and environment import, the guidelines seek to reflect MMA's deep commitment to holistic stewardship and Christian discipleship, rooted in biblical principles. MMA's stewardship investing values grow out of the 500 year-old Anabaptist faith tradition. Our understanding of this work has been further enhanced by our involvement with the Interfaith Center on Corporate Responsibility, the Social Investment Forum and other leading church shareholders and socially responsible investment organizations. On matters of corporate governance, executive compensation, and corporate structure, MMA guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance, consistent with responsibilities to society as a whole.

PROXY VOTING MANAGEMENT, EXECUTION, AND CONFLICTS OF INTEREST

These proxy voting guidelines provide an overview of how MMA intends to vote its proxies in various areas. We note there may be cases in which the final vote at a particular company varies from the voting guidelines due to the fact that we closely examine the merits of each proposal and consider recent and company-specific information in arriving at our decisions. MMA updates its guidelines on an annual basis to take into account new social issues and trends in corporate governance. The guidelines are divided into two main sections: management proposals and shareholder proposals.

MMA contracts with Institutional Shareholder Services' Social Investment Research Service (SIRS) division to vote proxies for MMA accounts on MMA's behalf. SIRS provides MMA with proxy analyses, vote execution services according to MMA's custom guidelines, and quarterly reporting indicating how individual votes have been cast. MMA periodically reviews such recommendations and may override individual recommendations in certain cases. In cases where MMA has determined that it may have a conflict of interest regarding a particular security, we will default to SIRS' recommendations for that meeting.

INTERNATIONAL PROXY VOTING

Although many of the basic governance concepts and social objectives transcend national boundaries, differences in corporate governance standards, shareholder rights, and legal restrictions necessitate a more customized approach to voting in non-U.S. markets. In many countries, the requirements for filing shareholder resolutions are often prohibitive, resulting in a much lower number of shareholder proposals. Differences in compensation practices, board structures, and capital structures necessitate a customized approach to evaluating proposals in different countries. In many cases, shareholder approval is required for resolutions that do not require shareholder approval in the U.S. Mechanisms such as restricted voting rights, share-blocking requirements, and requirements to be represented in person at meetings, make the voting process more complicated. Finally, lower levels of disclosure in non-U.S. markets often make it difficult to apply the same policy that would apply to a U.S. company. Although the following proxy voting guidelines reflect the general principles applied to management and shareholder proposals at both U.S. and non-U.S. companies, we note that specific voting guidelines may vary for non-U.S. companies as a result of differences in market norms.

MANAGEMENT PROPOSALS

1. DIRECTOR-RELATED ISSUES: INCLUDING DIRECTOR ELECTIONS, CLASSIFIED BOARDS, CUMULATIVE VOTING, AND BOARD SIZE.

      MMA considers director elections to be one of the most important voting decisions that shareholders make. Boards should be comprised of a majority of independent directors and key board committees should be comprised entirely of independent directors. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. MMA will recommend opposing slates of director nominees that are not comprised of a majority of independent directors and withhold votes from non-independent directors who sit on key board committees. In addition, MMA will recommend withholding votes from members of the nominating committee in cases where the board lacks gender or racial diversity. The election of directors who have failed to attend a minimum of 75 percent of board meetings held during the year will be opposed. MMA generally supports requests asking for the separation of the positions of Chairman and CEO, opposes the creation of classified boards, and reviews proposals to change board size and adopt cumulative voting on a case-by-case basis.

2.    AUDITORS

      Annual election of the outside accountants is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. Furthermore, audit committees have been the subject of a report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees in conjunction with the NYSE and the National Association of Securities Dealers. The Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. MMA will recommend voting against the ratification of the auditor in cases where non-audit fees represent more than 25 percent of the total fees paid to the auditor in the previous year.

3. PROXY CONTEST DEFENSES / TENDER OFFER DEFENSES: INCLUDING SHAREHOLDER ABILITY TO CALL A SPECIAL MEETING OR ACT BY WRITTEN CONSENT, POISON PILLS, UNEQUAL VOTING RIGHTS, FAIR PRICE PROVISIONS, GREENMAIL, SUPERMAJORITY VOTES, AND DIRECTOR AND OFFICER LIABILITY AND INDEMNIFICATION.

      MMA generally opposes takeover defenses, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers. Further, takeover devices can be used to entrench a board that is unresponsive to shareholders on both governance and corporate social responsibility issues.

4. MISCELLANEOUS GOVERNANCE PROVISIONS: INCLUDING CONFIDENTIAL VOTING, ADJOURN MEETING, AND BUNDLED PROPOSALS.

      MMA evaluates proposals that concern governance issues on a case-by-case basis, taking into account the impact on shareholder rights. MMA believes that good corporate governance can have an impact on a company and its ability to maximize shareholder value.

5. CAPITAL STRUCTURES: INCLUDING INCREASE AUTHORIZED STOCK, STOCK SPLITS AND REVERSE STOCK SPLITS, BLANK CHECK PREFERRED STOCK, DEBT RESTRUCTURINGS, AND SHARE REPURCHASE PLANS.

      MMA supports a one-share, one-vote policy and opposes mechanisms that skew voting rights. MMA supports capital requests that provide companies with adequate financing flexibility while protecting shareholders from excessive dilution of their economic and voting interests. Proposals to increase common stock are evaluated on a case-by-case basis, taking into account the company's past use of share authorizations and comparison with a peer group.

6. EXECUTIVE AND DIRECTOR COMPENSATION: INCLUDING STOCK-BASED INCENTIVE PLANS, EMPLOYEE STOCK PURCHASE PLANS, OUTSIDE DIRECTOR OPTION PLANS, AND CASH AND CASH & STOCK BASED AWARDS.

      As executive pay levels continue to soar, non-salary compensation remains one of the most sensitive and visible corporate governance issues. Although shareholders have little say about how much the CEO is paid in salary and bonus, they do have a major voice in approving stock option and incentive plans. Without a doubt, stock option plans transfer significant amounts of wealth from shareholders to employees, and in particular to executives and directors. Rightly, the cost of these plans must be in line with the anticipated benefits to shareholders. Executive and director compensation proposals are evaluated on a case-by-base basis using a binomial pricing model that estimates the cost of a company's stock-based incentive programs.

      Plan features and any recent controversies surrounding a company's pay practices are also factored into the analysis of compensation proposals. Shareholder proposals calling for additional disclosure on compensation issues are supported, while shareholder proposals calling for changes in a company's compensation policies are reviewed on a case-by-case basis.

7.    MERGERS AND CORPORATE RESTRUCTURINGS

      Mergers, acquisitions, spinoffs, reincorporations, and other corporate restructuring plans are evaluated on a case-by-case basis, given the potential for significant impact on shareholder value and on shareholders' economic interest. In addition, these corporate actions can have important effects on community stakeholders and workforce including impact on stakeholders, such as job loss, community lending, equal opportunity, and impact on environment.

8. MUTUAL FUND PROXIES: INCLUDING ELECTION OF TRUSTEES, INVESTMENT ADVISORY AGREEMENTS, AND DISTRIBUTION AGREEMENTS.

      There are a number of proposals that are specific to mutual fund proxies. MMA evaluates these proposals in conjunction with recent trends and best practices at other mutual funds.

SHAREHOLDER PROPOSALS

9.    SHAREHOLDER PROPOSALS ON CORPORATE GOVERNANCE AND EXECUTIVE COMPENSATION:
      INCLUDING SHAREHOLDER MEETINGS/HOUSEKEEPING ISSUES, BOARD-RELATED ISSUES, SHAREHOLDER RIGHTS & BOARD ACCOUNTABILITY ISSUES, COMPENSATION ISSUES, AND STRATEGIC ISSUES.

      Each year shareholders file numerous proposals that address key issues regarding corporate governance and executive compensation. MMA evaluates these proposals from the perspective that good corporate governance can have positive implications for a company and its shareholders. Proposals that seek to improve a board's accountability to its shareholders and other stakeholders are supported. MMA supports initiatives that seek to strengthen the link between executive pay and performance, including performance issues related to corporate social responsibility.

10. SHAREHOLDER PROPOSALS ON SOCIAL AND ENVIRONMENTAL PROPOSALS: INCLUDING DIVERSITY AND WORKPLACE ISSUES, CODES OF CONDUCT, LABOR STANDARDS & HUMAN RIGHTS, ENVIRONMENT AND ENERGY, WEAPONS, AND CONSUMER ISSUES & PUBLIC SAFETY.

      Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than in the past. In addition to moral and ethical considerations intrinsic to many of these proposals, there is a growing recognition of their potential impact on the economic performance of the company. In general, MMA votes for social and environmental shareholder proposals that create good corporate citizens while enhancing long-term shareholder and stakeholder value. MMA will vote for disclosure reports that seek additional information particularly when it appears companies have not adequately addressed shareholders' social or environmental concerns. We will carefully evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company's legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to address the concern. MMA supports shareholder proposals that improve the company's public image and reduce exposure to legal and financial liabilities.

PROPOSAL DESCRIPTION        SRI VOTE RECOMMENDATION
--------------------        -----------------------
Add Women and Minorities    -   Vote FOR shareholder proposals that ask the
to Board                        company to take steps to nominate more women and
                                minorities to the board.

                            - Vote FOR shareholder proposals asking for reports on board diversity.

Prepare Report/Promote      -   Vote FOR shareholder proposals that ask the
EEOC-Related Activities         company to report on its  diversity and/or
                                affirmative action programs.

                            - Vote FOR shareholder proposals calling for legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, and labor policies and practices that effect long-term
                                corporate performance.

                            - Vote FOR shareholder proposals requesting nondiscrimination in salary, wages and all benefits.

                            - Vote FOR shareholder proposals calling for action on equal employment opportunity and anti-discrimination.

(i) REPORT ON PROGRESS      -   Vote FOR shareholder proposals that ask the
TOWARD GLASS CEILING            company to report on its progress toward the
COMMISSION RECOMMENDATIONS      Glass Ceiling Commission's recommendations.

                            - Vote FOR shareholder proposals seeking to eliminate "glass ceiling" for women and minority employees.

Prohibit Discrimination     -   Vote FOR shareholder proposals to include
                                language in EEO statements specifically barring
                                discrimination.

                            - Vote FOR shareholder proposals seeking reports on a company's initiatives to create a workplace free of discrimination.

                            - Vote AGAINST shareholder proposals that seek to eliminate protection already afforded to minority groups.

Report on/Eliminate Use of  -   Vote FOR shareholder proposals seeking more
Racial Stereotypes in           careful consideration of using racial
Advertising                     stereotypes in advertising campaigns, including
                                preparation of a report.

Codes of Conduct and        -   Vote FOR shareholder proposals to implement
Vendor Standards                human rights standards and workplace codes of
                                conduct.

                            - Vote FOR shareholder proposals calling for the implementation and reporting on ILO codes of conduct, SA 8000 Standards, or the Global
                                Sullivan Principles.

                            - Vote FOR shareholder proposals that call for the adoption of principles or codes of conduct relating to company investment in countries with patterns of human rights abuses (Northern
                                Ireland, Burma, former Soviet Union, and China).

                            - Vote FOR shareholder proposals that call for independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with codes.

                            - Vote FOR shareholder proposals that seek publication of a "Code of Conduct" to the company's foreign suppliers and licensees, requiring they satisfy all applicable standards and laws protecting employees' wages, benefits, working conditions, freedom of association, and other rights.

                            - Vote FOR shareholder proposals seeking reports on, or the adoption of, vendor standards including: reporting on incentives to encourage suppliers to raise standards rather than terminate contracts and providing public disclosure of contract supplier reviews on a regular basis.

                            - Vote FOR shareholder proposals to adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced labor, child labor, or that fail to comply with applicable laws protecting employee's wages and working conditions.

Prepare Report on           -   Vote FOR shareholder proposals to adopt labor
Operations in                   standards in connection with involvement in
Burma/Myanmar                   Burma.

                            - Vote FOR shareholder proposals seeking reports on Burmese operations and reports on costs of continued involvement in the country.

                                -   Vote shareholder proposals to pull out of Burma
                                    on a CASE-BY-CASE basis.

Adopt/Report on MacBride        -   Vote FOR shareholder proposals to report on or
Principles                          to implement the MacBride Principles.

Adopt/Report on China           -   Vote FOR shareholder proposals requesting more
Principles                          disclosure on a company's involvement in China

                                - Vote on a CASE-BY-BASE basis shareholder proposals that ask a company to terminate a project or investment in China.

Prepare Report on Company       -   Vote FOR shareholder proposals to prepare
Activities Affecting                reports on a company's impact on indigenous
Indigenous Peoples' Rights          communities.

Environmental/Sustainability    -   Vote FOR shareholder proposals seeking
Report                              greater disclosure on the company's
                                    environmental practices, and/or
                                    environmental risks and liabilities.

                                -   Vote FOR shareholder proposals asking
                                    companies to report in accordance with the Global Reporting Initiative (GRI).

Prepare Report on Global        -   Vote FOR shareholder proposals seeking
Warming/Greenhouse Gas              disclosure of liabilities or preparation
Emissions                           of a report pertaining to global warming.

                                - Vote FOR shareholder proposals calling for the reduction of greenhouse gas.

Invest in Clean/Renewable       -   Vote FOR shareholder proposals seeking the
Energy                              preparation of a report on a company's
                                    activities related to the development of
                                    renewable energy sources.

                                -   Vote FOR shareholder proposals seeking
                                    increased investment in renewable energy sources unless the terms of the resolution are overly restrictive.

Drilling in the Arctic          -   Vote FOR shareholder proposals asking
National Wildlife Refuge            companies to prepare a feasibility report or
                                    to adopt a policy not to mine, drill, or log
                                    in environmentally sensitive areas such as
                                    ANWR.

                                - Vote FOR shareholder proposals seeking to prohibit or reduce the sale of products manufactured from materials extracted from environmentally sensitive areas such as old growth forests.

Adopt/Implement CERES           -   Vote FOR shareholder proposals to study or
Principles                          implement the CERES principles.

Phase Out Chlorine-Based        -   Vote FOR shareholder proposals to prepare a
Chemicals                           report on the phase-out of chorine bleaching
                                    in paper production.

                                - Vote on a CASE-BY-CASE basis on shareholder proposals asking companies to cease or phase-out the use of chlorine bleaching.

Report/Reduce Toxic Emissions   -   Vote FOR shareholder proposals that seek to
and Assess Community Impact         prepare a report on the company's procedures
                                    for reducing or preventing pollution and/or
                                    the impact of the company's pollution on the
                                    surrounding communities.

                                - Vote FOR shareholder proposals calling on the company to establish a plan to reduce toxic emissions.

Adopt a Comprehensive           -   Vote FOR shareholder proposals requesting
                                    the preparation of a report on the company's
                                    recycling efforts.

Recycling Policy                -   Vote FOR shareholder proposals that ask
                                    companies to increase their recycling
                                    efforts or to adopt a formal recycling
                                    policy.

Nuclear Energy                  -   Vote FOR shareholder proposals seeking the
                                    preparation of a report on a company's
                                    nuclear energy procedures.

                                - Vote CASE-BY-CASE on proposals that ask the company to cease the production of nuclear power.

Report on Handgun Safety        -   Vote FOR shareholder proposals asking the
Initiatives                         company to report on its efforts to promote
                                    handgun safety.

                                - Vote FOR shareholder proposals asking the company to stop the sale of handguns and accessories.

Prepare Report to Renounce      -   Vote FOR shareholder proposals seeking a
Future Landmine Production          report or the renouncement of future
                                    landmine production.

Prepare Report on Foreign       -   Vote FOR shareholder proposals to report on
Military Sales                      foreign military sales or offset agreements.

                                - Vote FOR shareholder proposals that call for outright restrictions on foreign military sales.

Phase-out or Label Products     -   ABSTAIN on shareholder proposals to label
Containing Genetically              products that contain genetically engineered
Engineered Ingredients              products.

                                - ABSTAIN on shareholder proposals that ask the company to phase out the use of genetically engineered ingredients in their products.

                                - ABSTAIN on shareholder proposals that ask the company to report on the use of genetically engineered organisms in their products.

Tobacco-related Proposals       -   Vote FOR shareholder proposals seeking to
                                    limit the sale of tobacco products to
                                    children.

                                -   Vote FOR shareholder proposals asking
                                    producers of tobacco product components
                                    (such as filters, adhesives, flavorings, and paper products) to halt sales to tobacco companies.

                                -   Vote FOR shareholder proposals that ask
                                    restaurants to adopt smoke-free policies.

                                - Vote FOR shareholder proposals seeking a report on a tobacco company's advertising approach.

                                - Vote FOR shareholder proposals at insurance companies to cease investment in tobacco companies.

                                - Vote FOR proposals at producers of cigarette components calling for a report outlining the risks and potential liabilities of the production of these components.

                                -   Vote FOR proposals calling for tobacco
                                    companies to cease the production of tobacco products.

Adopt Policy/Report on          -   Vote FOR shareholder proposals seeking the
Predatory Lending Practices         development of a policy or preparation of a
                                    report to guard against predatory lending
                                    practices.

Disclosure on Credit in         -   Vote FOR shareholder proposals asking for
Developing Countries (LDCs)         disclosure on lending practices in
                                    developing countries, unless the company has

or Forgive LDC Debt                 demonstrated a clear proactive record on the
                                    issue.


                                - Vote AGAINST shareholder proposals asking banks to forgive loans outright.

                                - Vote CASE-BY-CASE on shareholder proposals asking for loan forgiveness at banks that have failed to make reasonable provisions for non-performing loans.

                                - Vote FOR proposals to restructure and extend the terms of non-performing loans.

Adopt Policy/Report on Drug     -   Vote FOR shareholder proposals to prepare a
Pricing                             report on drug pricing.

                                - Vote FOR shareholder proposals to adopt a formal policy on drug pricing.

                                - Vote FOR shareholder proposals that call on companies to develop a policy to provide affordable HIV, AIDS, TB and Malaria drugs in third-world nations.

Adult Entertainment             -   Vote FOR shareholder proposals that seek a
                                    review of the company's involvement with
                                    pornography.

Animal Rights                   -   Vote FOR shareholder proposals that seek to
                                    limit unnecessary animal testing where
                                    alternative testing methods are feasible or
                                    not required by law.

                                -   Vote FOR shareholder proposals that ask
                                    companies to adopt or/and report on company animal welfare standards.

Disclosure on Plant Closings    -   Vote FOR shareholder proposals seeking
                                    greater disclosure on plant closing criteria
                                    if such information has not been provided by
                                    the company.

Control over Charitable         -   Vote AGAINST shareholder proposals giving
Contributions                       criteria or to require shareholder
                                    ratification of grants.

Disclosure on Prior Government  -   Vote FOR shareholder proposals calling for
Service                             the disclosure of prior government service
                                    of the company's key executives.